UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-09373

Oppenheimer Senior Floating Rate Fund

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices) (Zip code)

Cynthia Lo Bessette

OFI Global Asset Management, Inc.

225 Liberty Street, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end: July 31

Date of reporting period: 7/31/2017

Item 1. Reports to Stockholders.

Annual Report 7/31/2017

Class A Shares

AVERAGE ANNUAL TOTAL RETURNS AT 7/31/17

	Class A Shares of the Fund
	Without Sales Charge	With Sales Charge	J.P. Morgan Leveraged Loan Index	Credit Suisse Leveraged Loan Index
1-Year	8.30%	4.51%	6.51%	6.83%
5-Year	4.59	3.85	4.82	4.79
10-Year	4.55	4.18	5.10	4.60

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund returns include changes in share price, reinvested distributions, and a 3.50% maximum applicable sales charge except where “without sales charge” is indicated. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. Returns for periods of less than one year are cumulative and not annualized. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677). See Fund prospectuses and summary prospectuses for more information on share classes and sales charges.

2      OPPENHEIMER SENIOR FLOATING RATE FUND

Fund Performance Discussion

The Fund’s Class A shares (without sales charge) returned 8.30% during the one-year reporting period, outperforming the J.P. Morgan Leveraged Loan Index (the “Index”) and the Credit Suisse Leveraged Loan Index, which returned 6.51% and 6.83%, respectively. The technical environment was supportive for senior loans during the reporting period, as both retail fund flows and Collateralized Loan Obligation (CLO) formations generally remained strong.

FUND REVIEW

During the reporting period, the Fund outperformed the Index in most sectors, led by security selection in Metals & Mining, and Gaming, Lodging & Leisure. An overweight to coal mining issuers helped drive performance in Metals & Mining, as they were positively impacted by an increase in metallurgical coal prices. In Gaming, Lodging & Leisure, an overweight position to an issuer offering weight loss services and products performed well due to strong earnings and a well-received hiring of its new CEO.

Detractors from performance included security selection in the Retail and Energy sectors. Security selection in Retail led to negative attribution as a position in a children’s apparel company underperformed due to an announcement that it is preparing for bankruptcy. We continue to hold this position as we believe the potential recovery value is greater than the current price of the loans. Within Energy, the Fund underperformed the

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

3      OPPENHEIMER SENIOR FLOATING RATE FUND

Index as the Fund was more conservatively positioned and lower-quality energy loans rallied this reporting period.

STRATEGY & OUTLOOK

The portfolio has modest overweights in the Broadcasting and Metals & Mining sectors and modest underweights in the Healthcare and Technology sectors, relative to the Index. While there are certain sectors that are experiencing challenges specific to their industries, e.g., Energy, Healthcare, and Retail, we see solid credit fundamentals continuing in 2017 with low default rates and stable credit statistics such as leverage ratios.

Joseph Welsh, CFA Portfolio Manager	David Lukkes, CFA Portfolio Manager

4      OPPENHEIMER SENIOR FLOATING RATE FUND

Top Holdings and Allocations

TOP TEN CORPORATE LOAN INDUSTRIES

Media	15.5%
Internet Software & Services	10.1
Hotels, Restaurants & Leisure	7.9
Commercial Services & Supplies	7.3
Diversified Telecommunication Services	5.4
Health Care Equipment & Supplies	5.3
Distributors	4.7
Energy Equipment & Services	3.7
Electric Utilities	3.5
Road & Rail	3.4

Portfolio holdings and allocations are subject to change. Percentages are as of July 31, 2017, and are based on net assets. For more current Fund holdings, please visit oppenheimerfunds. com.

CREDIT RATING BREAKDOWN	NRSRO ONLY TOTAL
AAA	6.9%
BBB	5.8
BB	41.5
B	32.9
CCC	4.5
CC	0.7
D	0.1
Unrated	7.6
Total	100.0%

The percentages above are based on the market value of the Fund’s securities as of July 31, 2017, and are subject to change. Except for securities labeled “Unrated,” all securities have been rated by at least one Nationally Recognized Statistical Rating Organization (“NRSRO”), such as S&P Global Ratings (“S&P”). For securities rated only by an NRSRO other than S&P, OppenheimerFunds, Inc. (the “Sub-Adviser”) converts that rating to the equivalent S&P rating. If two or more NRSROs have assigned a rating to a security, the highest S&P equivalent rating is used. For securities not rated by an NRSRO, the Sub-Adviser uses its own credit analysis to assign ratings in categories similar to those of S&P. The use of similar categories is not an indication that the Sub-Adviser’s credit analysis process is consistent or comparable with any NRSRO’s process were that NRSRO to rate the same security. Fund assets invested in Oppenheimer Institutional Government Money Market Fund are assigned that fund’s S&P rating, which is currently AAA. For the purposes of this table, “investment-grade” securities are securities rated within the NRSROs’ four highest rating categories (AAA, AA, A and BBB). Unrated securities do not necessarily indicate low credit quality, and may or may not be the equivalent of investment-grade. Please consult the Fund’s prospectus and Statement of Additional Information for further information.

5      OPPENHEIMER SENIOR FLOATING RATE FUND

Share Class Performance

AVERAGE ANNUAL TOTAL RETURNS WITHOUT SALES CHARGE AS OF 7/31/17

	Inception Date	1-Year	5-Year		10-Year
Class A (OOSAX)	9/8/99	8.30%	4.59%		4.55%
Class B (OOSBX)	9/8/99	7.76	4.01		4.15
Class C (OOSCX)	9/8/99	7.48	3.88		3.94
Class I (OOSIX)	10/26/12	8.65	4.62	*	N/A
Class R (OOSNX)	10/26/12	7.90	3.99	*	N/A
Class Y (OOSYX)	11/28/05	8.58	4.86		4.79

AVERAGE ANNUAL TOTAL RETURNS WITH SALES CHARGE AS OF 7/31/17
	Inception Date	1-Year	5-Year		10-Year
Class A (OOSAX)	9/8/99	4.51%	3.85%		4.18%
Class B (OOSBX)	9/8/99	4.76	3.84		4.15
Class C (OOSCX)	9/8/99	6.48	3.88		3.94
Class I (OOSIX)	10/26/12	8.65	4.62	*	N/A
Class R (OOSNX)	10/26/12	7.90	3.99	*	N/A
Class Y (OOSYX)	11/28/05	8.58	4.86		4.79

*Shows performance since inception.

STANDARDIZED YIELDS

For the 30 Days Ended 7/31/17
Class A	4.62%
Class B	4.28
Class C	4.03
Class I	5.10
Class R	4.55
Class Y	5.04

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800. CALL OPP (225.5677). Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 3.50%; for Class B shares, the contingent deferred sales charge of 3% (1-year) and 1% (5-year); and for Class C shares, the 1% contingent deferred sales charge for the 1-year period. There is no sales charge for Class I, R and Y shares. Because Class B shares convert to Class A shares 72 months after purchase, the 10-year return for Class B shares uses Class A performance for the period after conversion. Because Class B shares convert to Class A Shares 72 months after purchase, the 10-year return for

6      OPPENHEIMER SENIOR FLOATING RATE FUND

Class B shares uses Class A performance for the period after conversion. Returns for periods of less than one year are cumulative and not annualized. See Fund prospectuses and summary prospectuses for more information on share classes and sales charges.

Standardized yield is based on an SEC-standardized formula designed to approximate the Fund’s annualized hypothetical current income from securities less expenses for the 30 day-period ended July 31, 2017 and that date’s maximum offering price (for Class A shares) or net asset value (for all other share classes). Each result is compounded semiannually and annualized. Falling share prices artificially increase yields.

The J.P. Morgan Leveraged Loan Index tracks the performance of U.S. dollar denominated senior floating rate bank loans. The Credit Suisse Leveraged Loan Index is a composite index of U.S. dollar denominated senior loan returns representing an unleveraged investment in senior loans that is broadly based across the spectrum of senior floating rate loans and includes reinvestment of income (to represent real assets). The indices are unmanaged and cannot be purchased directly by investors. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments comprising the indices. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses or taxes. Index performance is shown for illustrative purposes only as a benchmark for the Fund’s performance, and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc. or its affiliates.

Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, visiting oppenheimerfunds.com, or calling 1.800.CALL OPP (225.5677). Read prospectuses and summary prospectuses carefully before investing.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

7      OPPENHEIMER SENIOR FLOATING RATE FUND

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments and/or contingent deferred sales charges on redemptions; and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended July 31, 2017.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During 6 Months Ended July 31, 2017” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

8      OPPENHEIMER SENIOR FLOATING RATE FUND

Actual	Beginning Account Value February 1, 2017	Ending Account Value July 31, 2017	Expenses Paid During 6 Months Ended July 31, 2017

Class A	$1,000.00	$1,018.10	$5.52

Class B	1,000.00	1,014.30	8.07

Class C	1,000.00	1,014.30	9.33

Class I	1,000.00	1,019.70	3.96

Class R	1,000.00	1,015.60	6.77

Class Y	1,000.00	1,018.10	4.31

Hypothetical
(5% return before expenses)

Class A	1,000.00	1,019.34	5.52

Class B	1,000.00	1,016.81	8.08

Class C	1,000.00	1,015.57	9.34

Class I	1,000.00	1,020.88	3.97

Class R	1,000.00	1,018.10	6.78

Class Y	1,000.00	1,020.53	4.32

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended July 31, 2017 are as follows:

Class	Expense Ratios

Class A	1.10%

Class B	1.61

Class C	1.86

Class I	0.79

Class R	1.35

Class Y	0.86

The expense ratios reflect voluntary and/or contractual waivers and/or reimbursements of expenses by the Fund’s Manager. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

9      OPPENHEIMER SENIOR FLOATING RATE FUND

STATEMENT OF INVESTMENTS July 31, 2017

	Principal Amount	Value

Corporate Loans—91.0%

Consumer Discretionary—32.1%

Auto Components—0.3%

FPC Holdings, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.296%, 11/19/19[1]	$11,142,912	$11,041,935

Tower Automotive Holdings USA LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.00%, 3/7/24[1]	34,618,467	34,755,487

		45,797,422

Automobiles—0.6%

Federal-Mogul Holdings LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche C, 4.98%-4.99%, 4/15/21[1]	80,753,122	81,266,228

Distributors—4.7%

Albertson’s LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan:
Tranche B4, 3.984%, 8/25/21[1]	40,388,603	40,394,217
Tranche B6, 4.251%, 6/22/23[1]	35,309,961	35,367,340

Ascena Retail Group, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.75%, 8/21/22[1]	39,698,305	33,148,085

Bass Pro Group LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan:
Tranche B, 4.474%, 6/5/20[1]	36,635,922	36,628,301
Tranche B, 6.296%, 12/15/23[1]	69,130,000	67,420,277

BJ’s Wholesale Club, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.968%, 2/3/24[1]	16,033,769	15,733,136

Burlington Coat Factory Warehouse Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B3, 3.98%, 8/13/21[1]	16,465,000	16,545,860

CWGS Group LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.973%-4.984%, 11/8/23[1]	23,979,095	24,203,899

Gymboree Corp. (The), Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.00%, 12/12/17[1]	10,397,241	3,785,271

Gymboree Corp. (The), Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.00%, 2/23/18[1,2]	103,445,608	38,274,875

Gymboree Corp. (The), Sr. Sec. Credit Facilities 1st Lien Term Loan, Debtor in Possession, 13.226%, 12/11/17[1]	5,198,620	5,198,620

Harbor Freight Tools USA, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.484%, 8/18/23[1]	37,462,498	37,597,775

JC Penney Corp., Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.45%, 6/23/23[1]	42,841,500	42,493,413

Leslie’s Poolmart, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.061%, 8/16/23[1]	12,009,250	12,089,316

Men’s Wearhouse, Inc. (The), Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.563%-4.75%, 6/18/21[1]	17,227,027	16,767,634

Michaels Stores, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B1, 3.974%-3.984%, 1/30/23[1]	21,332,859	21,372,858

Nature’s Bounty Co. (The), Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.796%, 5/5/23[1]	22,526,800	22,599,539

Party City Holdings, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.30%-4.32%, 8/19/22[1]	45,742,653	45,918,259

Petco Animal Supplies, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B1, 4.311%, 1/26/23[1]	55,367,759	50,315,451

10      OPPENHEIMER SENIOR FLOATING RATE FUND

	Principal Amount	Value

Distributors (Continued)

PetSmart, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.23%, 3/11/22[1]	$89,921,224	$85,486,489

Pilot Travel Centers LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.234%, 5/25/23[1]	16,815,500	16,950,024

SUPERVALU, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.734%, 6/8/24[1]	26,827,763	26,777,460

		695,068,099

Diversified Consumer Services—1.1%

4L Technologies, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.728%, 5/8/20[1]	39,019,151	35,800,071

IQOR US, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.299%, 4/1/21[1]	47,383,335	47,250,093

IQOR US, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 10.049%, 4/1/22[1]	8,975,000	8,638,438

Nord Anglia Education Finance, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.702%, 3/31/21[1]	74,851,435	74,976,212

		166,664,814

Hotels, Restaurants & Leisure—7.9%

Amaya Holdings BV, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.796%, 8/1/21[1]	35,689,349	35,897,525

AMC Entertainment Holdings, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan:
Tranche B, 3.476%, 12/15/22[1]	4,463,642	4,481,309
Tranche B, 3.476%, 12/15/23[1]	14,477,250	14,531,540

American Casino & Entertainment Properties, Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.484%, 7/7/22[1]	8,949,920	9,017,045

Boyd Gaming Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.694%, 9/15/23[1]	26,688,865	26,835,280

Caesars Entertainment Operating Co., Inc., Extended Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B5, 1.50%, 3/1/18[1,3]	7,817,790	9,234,764

Caesars Entertainment Operating Co., Inc., Sr. Sec. Credit Facilities 1st Lien Exit Term Loan, Tranche B, 3.553%, 4/3/24[1]	62,665,000	62,939,159

Caesars Entertainment Operating Co., Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan:
Tranche B4, 1.50%, 12/31/17[1,3]	10,714,579	13,875,379
Tranche B6, 1.50%, 3/1/18[1,3]	29,899,282	35,804,390
Tranche B7, 1.50%, 1/28/18[1,3]	13,002,637	16,432,083

Caesars Entertainment Resort Properties LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.734%, 10/11/20[1]	123,950,248	124,972,837

Caesars Growth Properties Holdings LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.234%, 5/8/21[1]	94,092,671	94,868,935

CEC Entertainment, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.234%, 2/12/21[1]	26,285,030	26,307,609

CityCenter Holdings LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.732%, 4/18/24[1]	26,355,000	26,486,775

Delta 2 Lux Sarl, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.504%, 2/1/24[1]	67,176,267	67,437,515

Eldorado Resorts, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.563%, 4/17/24[1]	44,807,700	44,798,380

11      OPPENHEIMER SENIOR FLOATING RATE FUND

STATEMENT OF INVESTMENTS Continued

	Principal Amount	Value

Hotels, Restaurants & Leisure (Continued)

ESH Hospitality, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.734%, 8/30/23[1]	$10,691,275	$10,758,095

Everi Payments, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.754%, 5/9/24[1]	33,810,000	34,259,031

Four Seasons Hotels Ltd., Sr. Sec. Credit Facilities 1st Lien Term Loan, 3.734%, 11/30/23[1]	10,596,750	10,690,574

Gateway Casinos & Entertainment Ltd., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.046%, 2/22/23[1]	10,405,000	10,500,383

Golden Nugget, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.50%, 11/21/19[1]	32,272,899	32,656,139

La Quinta Intermediate Holdings LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.054%, 4/14/21[1]	28,295,133	28,538,302

MGM Growth Properties Operating Partnership LP, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.484%, 4/25/23[1]	13,401,073	13,470,866

Penn National Gaming, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.796%, 1/19/24[1]	6,927,638	6,970,319

RHP Hotel Properties LP, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.44%, 5/11/24[1]	8,932,613	8,988,441

Scientific Games International, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan:
Tranche B3, 5.233%-5.234%, 10/1/21[1]	43,894,965	44,137,968
Tranche B4, 4.814%, 8/14/24[1]	44,040,000	44,342,995

SeaWorld Parks & Entertainment, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B5, 4.296%, 4/1/24[1]	9,707,533	9,749,140

Station Casinos LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.73%, 6/8/23[1]	59,719,990	59,906,615

Town Sports International LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.734%, 11/15/20[1]	30,005,543	28,055,183

Weight Watchers International, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B2, 4.00%-4.55%, 4/2/20[1]	213,454,751	210,553,047

		1,167,497,623

Household Durables—1.5%

Coty, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.727%, 10/27/22[1]	9,175,663	9,247,352

HLF Financing Sarl, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.734%, 2/15/23[1]	30,310,813	30,721,282

Prestige Brands, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B4, 3.984%, 1/26/24[1]	20,190,273	20,329,081

Revlon Consumer Products Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.734%, 9/7/23[1]	59,880,617	54,491,362

Serta Simmons Bedding LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.679%-4.799%, 11/8/23[1]	73,674,950	73,821,047

Tumi Holdings, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.484%, 8/1/23[1]	34,009,667	34,285,995

		222,896,119

Media—15.5%

Altice Financing SA, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.054%, 7/15/25[1]	36,648,150	36,671,055

12      OPPENHEIMER SENIOR FLOATING RATE FUND

	Principal Amount	Value

Media (Continued)

Altice US Finance I Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.483%, 7/28/25[1]	$30,969,313	$30,996,411

Camelot Finance LP, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.734%, 10/3/23[1]	26,147,742	26,371,096

CBS Radio, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.803%, 3/2/24[1]	16,130,000	16,311,462

Charter Communications Operating LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan:
Tranche E, 3.24%, 7/1/20[1]	8,908,601	8,964,280
Tranche F, 3.24%, 1/3/21[1]	8,908,601	8,967,371
Tranche H, 3.24%, 1/15/22[1]	12,569,535	12,648,095
Tranche I, 3.484%, 1/15/24[1]	13,279,146	13,382,431

Checkout Holdings, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.734%, 4/9/21[1]	64,208,408	52,570,634

Clear Channel Communications, Inc., Extended Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche D, 7.984%, 1/30/19[1]	326,049,541	266,137,938

Clear Channel Communications, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche E, 8.734%, 7/30/19[1]	49,202,030	39,699,888

CSC Holdings LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.476%, 7/17/25[1]	28,092,829	28,092,829

Deluxe Entertainment Services Group, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.811%, 2/28/20[1]	40,587,242	40,739,444

DigitalGlobe, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.976%, 1/15/24[1]	27,049,075	27,146,289

Getty Images, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.796%, 10/18/19[1]	18,714,893	17,416,548

Gray Television, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.724%, 2/7/24[1]	28,070,159	28,294,721

Harland Clarke Holdings Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan:
Tranche B5, 7.296%, 12/31/21[1]	30,085,081	30,335,780
Tranche B6, 6.796%, 2/9/22[1]	28,995,551	29,110,316

Intelsat Jackson Holdings SA, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B2, 4.00%, 6/30/19[1]	35,016,201	34,939,620

ION Media Networks, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.13%, 12/18/20[1]	59,891,171	60,352,812

Legendary Pictures, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 7.296%, 4/22/20[1]	59,350,000	59,424,187

Liberty Cablevision of Puerto Rico LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.804%, 1/7/22[1]	59,615,000	59,361,636

Lions Gate Entertainment Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.234%, 12/8/23[1]	35,067,875	35,418,554

MacDonald Dettwiler & Associates Ltd., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.767%, 7/6/24[1]	20,610,000	20,629,332

Mediacom Illinois LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche K, 3.45%, 2/15/24[1]	12,139,575	12,238,209

MediArena Acquisition BV, Sr. Sec. Credit Facilities 1st Lien Term Loan, 7.049%, 8/13/21[1]	45,286,256	42,380,373

Mergermarket USA, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.734%, 2/4/21[1]	16,359,718	16,380,167

MH Sub I LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.984%, 7/8/21[1]	46,185,018	46,596,341

13      OPPENHEIMER SENIOR FLOATING RATE FUND

STATEMENT OF INVESTMENTS Continued

	Principal Amount	Value

Media (Continued)

Mission Broadcasting, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.738%, 1/17/24[1]	$11,489,277	$11,579,043

Monarchy Enterprises Holdings BV, Sr. Sec. Credit Facilities 1st Lien Term Loan, 7.734%, 10/13/22[1]	111,945,000	111,385,275

NEP/NCP Holdco, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.484%, 7/21/22[1]	31,294,344	31,353,021

Nexstar Broadcasting, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.738%-4.238%, 1/17/24[1]	93,983,891	94,489,107

Outfront Media Capital LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.478%, 3/18/24[1]	10,935,000	11,015,875

Radiate Holdco LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.234%, 2/1/24[1]	66,214,050	65,469,142

Rovi Solutions Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.74%, 7/2/21[1]	20,836,647	20,919,994

Sable International Finance Ltd., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B3, 4.734%, 1/31/25[1]	22,130,000	22,183,023

SFR Group SA, Sr. Sec. Credit Facilities 1st Lien Term Loan:
Tranche B, 4.061%, 7/31/25[1]	19,481,175	19,481,175
Tranche B10, 4.561%, 1/14/25[1]	54,079,340	54,393,216

Sinclair Television Group, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B2, 3.49%, 1/3/24[1]	68,031,175	68,215,132

Technicolor SA, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.952%, 12/6/23[1]	20,558,475	20,507,079

Telenet Financing USD LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche AI, 3.976%, 6/30/25[1]	55,075,000	55,433,979

Telesat Canada, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.30%, 11/17/23[1]	28,780,375	29,068,179

Tribune Media Co., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.234%, 1/26/24[1]	57,587,550	57,911,480

Univision Communications, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche C5, 3.984%, 3/15/24[1]	101,784,209	101,487,305

UPC Financing Partnership, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche AP, 3.976%, 4/15/25[1]	65,730,000	66,149,029

Virgin Media Bristol LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche I, 3.976%, 1/31/25[1]	63,885,000	64,270,993

WaveDivision Holdings LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 3.99%, 10/15/19[1]	50,477,061	50,619,053

WideOpenWest Finance LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.476%, 8/18/23[1]	67,235,000	67,350,577

William Morris Endeavor Entertainment LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.49%, 5/6/21[1]	46,312,275	46,613,073

WMG Acquisition Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, 3.727%, 11/1/23[1]	40,822,000	41,045,256

Ziggo Secured Finance Partnership, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche E, 3.726%, 4/15/25[1]	69,295,000	69,455,834

		2,281,973,659

14      OPPENHEIMER SENIOR FLOATING RATE FUND

	Principal Amount	Value

Multiline Retail—0.3%

Neiman Marcus Group Ltd. LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.474%, 10/25/20[1]	$56,683,396	$42,418,056

Specialty Retail—0.2%

Key Safety Systems, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.82%, 8/29/21[1]	35,435,574	35,662,575

Consumer Staples—3.0%

Beverages—2.7%

1011778 BC ULC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.484%-3.546%, 2/16/24[1]	35,745,226	35,205,395

Dole Food Co., Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.076%-4.296%, 4/6/24[1]	49,290,000	49,622,017

Hearthside Group Holdings LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.234%, 6/2/21[1]	8,406,667	8,459,208

Hostess Brands LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 3.734%, 8/3/22[1]	38,356,048	38,735,619

Jacobs Douwe Egberts International BV, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.438%, 7/4/22[1]	13,440,000	13,515,600

KFC Holding Co., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.226%, 6/16/23[1]	29,359,795	29,543,294

Landry’s, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 3.733%-4.007%, 10/4/23[1]	69,003,147	69,132,528

Nomad Foods Europe Midco Ltd., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.976%, 5/15/24[1]	22,395,000	22,625,960

NPC International, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.727%, 4/19/24[1]	8,610,000	8,698,795

Pinnacle Foods Finance LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.227%, 2/2/24[1]	58,148,366	58,463,472

Post Holdings, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.49%, 5/24/24[1]	62,740,000	63,063,487

		397,065,375

Food & Staples Retailing—0.2%

Rite Aid Corp., Sr. Sec. Credit Facilities 2nd Lien Term Loan, Tranche 1, 5.99%, 8/21/20[1]	36,423,334	36,600,898

Food Products—0.1%

CSM Bakery Supplies, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.30%, 7/3/20[1]	12,058,253	11,701,533

Energy—4.0%

Energy Equipment & Services—3.7%

American Energy-Marcellus LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.474%, 8/4/20[1,2]	45,574,302	28,483,939

California Resources Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, 11.601%, 12/31/21[1]	15,525,000	16,715,255

Chesapeake Energy Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, 8.686%, 8/23/21[1]	23,970,000	25,850,159

15      OPPENHEIMER SENIOR FLOATING RATE FUND

STATEMENT OF INVESTMENTS Continued

	Principal Amount	Value

Energy Equipment & Services (Continued)

Drillships Financing Holding, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B1, 6.063%, 3/31/21[1,2]	$59,020,698	$41,314,489

Drillships Ocean Ventures, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.563%, 7/25/21[1,2]	31,505,187	27,901,781

Eastern Power LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.234%, 10/2/23[1]	81,941,848	82,587,140

Energy Transfer Equity LP, Sr. Sec. Credit Facilities 1st Lien Term Loan, 3.974%, 2/2/24[1]	79,778,000	80,168,593

ExGen Texas Power LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.046%, 9/18/21[1]	50,603,586	35,042,984

Fieldwood Energy LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan:
Tranche B, 4.171%, 10/1/18[1]	19,528,658	18,808,539
Tranche B, 8.296%, 8/31/20[1]	6,364,000	6,077,620

Floatel International Ltd., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.296%, 6/27/20[1]	10,893,953	8,170,465

Gulf Finance LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.55%, 8/25/23[1]	28,392,573	27,457,974

HGIM Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.75%, 6/18/20[1]	32,944,367	13,836,634

Larchmont Resources LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche A, 10.00%, 8/7/20[1,4]	6,692,610	6,642,415

Limetree Bay Terminals LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 6.226%, 2/15/24[1]	30,528,488	30,948,254

MEG Energy Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.733%, 12/31/23[1]	22,381,469	22,305,528

Pacific Drilling SA, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.75%, 6/3/18[1]	7,109,172	2,763,690

Seadrill Operating LP, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.296%, 2/21/21[1]	58,045,119	39,906,019

Sheridan Production Partners II-A LP, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.56%, 12/16/20[1]	2,305,707	1,945,440

Sheridan Production Partners II-M LP, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.56%, 12/16/20[1]	860,399	725,962

Ultra Resources, Inc., Sr. Sec. Credit Facilities 1st Lien Exit Term Loan, 4.224%, 4/12/24[1]	26,940,000	26,940,000

		544,592,880

Oil, Gas & Consumable Fuels—0.3%

Sheridan Investment Partners II LP, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.56%, 12/16/20[1]	16,581,642	13,990,760

Southcross Energy Partners LP, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.546%, 8/4/21[1]	31,821,219	28,440,215

		42,430,975

Financials—3.4%

Capital Markets—0.7%

Aretec Group, Inc., Sr. Sec. Credit Facilities 1st Lien Exit Term Loan, 8.00%, 11/23/20[1]	16,189,762	16,452,845

16      OPPENHEIMER SENIOR FLOATING RATE FUND

	Principal Amount	Value

Capital Markets (Continued)

Aretec Group, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 6.27%, 5/23/21[1,4]	$86,864,699	$85,941,762

		102,394,607

Commercial Banks—2.4%

Alliant Holdings Intermediate LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.564%, 8/12/22[1]	13,339,809	13,411,550

AmWINS Group, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 3.977%-6.00%, 1/25/24[1]	17,825,425	17,899,704

Blucora, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.037%, 5/22/24[1]	16,675,200	16,772,466

Capital Automotive LP, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.24%, 3/25/24[1]	13,475,000	13,619,856

DTZ US Borrower LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.304%-4.561%, 11/4/21[1]	22,347,967	22,462,501

Fly Funding II Sarl, Sr. Sec. Credit Facilities 1st Lien Term Loan, 3.43%, 2/9/23[1]	22,587,206	22,643,674

Focus Financial Partners LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.549%, 7/3/24[1]	8,965,000	9,060,253

HUB International Ltd., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.035%, 10/2/20[1]	24,870,585	25,086,337

Hyperion Insurance Group Ltd., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.25%, 4/29/22[1]	30,413,551	30,801,324

iStar, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.973%-4.978%, 7/1/20[1]	38,313,318	38,648,560

NFP Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.796%, 1/8/24[1]	52,008,650	52,425,811

Uniti Group, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.234%, 10/24/22[1]	62,356,650	62,453,802

USI, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.18%, 5/16/24[1]	35,820,000	35,771,500

		361,057,338

Consumer Finance—0.3%

PGX Holdings, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 6.49%, 9/29/20[1]	31,492,497	31,531,863

PGX Holdings, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 10.00%, 9/29/21[1]	13,182,813	12,985,070

		44,516,933

Health Care—5.7%

Health Care Equipment & Supplies—5.3%

21st Century Oncology, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 7.425%, 4/30/22[1]	10,254,569	9,754,659

Acadia Healthcare Co., Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B2, 3.977%, 2/16/23[1]	10,195,257	10,335,442

Air Medical Group Holdings, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.484%, 4/28/22[1]	11,480,428	11,260,382

Akorn, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.50%, 4/16/21[1]	24,251,001	24,569,004

17      OPPENHEIMER SENIOR FLOATING RATE FUND

STATEMENT OF INVESTMENTS Continued

	Principal Amount	Value

Health Care Equipment & Supplies (Continued)

Alliance Healthcare Services, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.25%-4.554%, 6/3/19[1]	$34,159,324	$34,230,478

Ardent Legacy Acquisitions, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.796%, 8/4/21[1]	13,011,719	13,093,042

ASP AMC Merger Sub, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.796%, 4/22/24[1]	47,859,098	47,689,581

Carestream Health, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.254%, 6/7/19[1]	19,088,759	19,079,215

Change Healthcare Holdings LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.984%, 3/1/24[1]	109,031,738	109,728,341

CHS/Community Health Systems, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan:
Tranche G, 3.804%-3.984%, 12/31/19[1]	12,603,889	12,624,572
Tranche H, 3.952%-4.234%, 1/27/21[1]	42,222,537	42,260,241

DJO Finance LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.476%-4.477%, 6/8/20[1]	48,200,206	48,091,756

Genoa a QoL Healthcare Co. LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.984%, 10/30/23[1]	13,309,425	13,429,210

Grifols Worldwide Operations USA, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.444%, 1/31/25[1]	69,725,250	70,141,231

HCA, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B8, 3.484%, 2/15/24[1]	17,451,263	17,594,607

Jaguar Holding Co. II, Sr. Sec. Credit Facilities 1st Lien Term Loan, 3.984%-4.046%, 8/18/22[1]	24,252,261	24,437,524

Kinetic Concepts, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.546%, 2/2/24[1]	49,005,000	49,045,821

LifeCare Holdings LLC, Sr. Sec. Credit Facilities 1st Lien Exit Term Loan, Tranche A, 6.546%, 11/30/18[1]	37,769,005	31,914,810

MPH Acquisition Holdings LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.296%, 6/7/23[1]	33,812,484	33,985,063

National Mentor Holdings, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.296%, 1/31/21[1]	35,067,116	35,379,423

New Trident Holdcorp, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 7.046%, 7/31/19[1]	26,509,061	21,604,885

Opal Acquisition, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.296%-5.299%, 11/27/20[1]	34,020,072	32,217,008

Ortho-Clinical Diagnostics, Inc., Sr. Sec Credit Facilities 1st Lien Term Loan, Tranche B, 5.046%, 6/30/21[1]	14,813,812	14,850,876

Select Medical Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.76%-6.75%, 3/6/24[1]	13,097,175	13,252,599

Team Health Holdings, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.984%, 2/6/24[1]	34,852,650	34,830,867

		775,400,637

Health Care Providers & Services—0.4%

Kindred Healthcare, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.813%, 4/9/21[1]	58,763,306	58,885,710

18      OPPENHEIMER SENIOR FLOATING RATE FUND

	Principal Amount	Value

Industrials—15.1%

Aerospace & Defense—0.1%

Doncasters US Finance LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.796%, 4/9/20[1]	$21,936,181	$21,003,893

Commercial Services & Supplies—7.3%

Access CIG LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.227%, 10/18/21[1]	16,761,978	16,901,656

Allied Universal Holdco LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.046%, 7/28/22[1]	40,041,686	40,170,981

Asurion LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan:
Tranche B4, 4.484%, 8/4/22[1]	67,311,073	67,668,697
Tranche B5, 4.234%, 11/3/23[1]	66,155,541	66,710,784

ATS Consolidated, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.728%, 5/31/24[1]	20,340,000	20,428,988

AVSC Holding Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.724%, 4/29/24[1]	34,060,000	34,060,000

Casmar Australia Pty Ltd., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.647%-5.677%, 12/8/23[1]	18,905,000	19,188,575

Ceridian HCM Holdings, Inc., Extended Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.734%, 9/15/20[1]	27,307,124	27,301,444

CEVA Group plc, Sr. Sec. Credit Facilities 1st Lien Term Loan, 6.814%, 3/19/21[1]	9,417,654	8,864,367

CEVA Group plc, Sr. Sec. Credit Facilities Letter of Credit 1st Lien Term Loan, 6.50%-6.814%, 3/19/21[1]	18,952,776	17,839,300

Compass Group Diversified Holdings LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.984%, 6/4/21[1]	22,369,025	22,555,426

Cotiviti Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.80%, 9/28/23[1]	39,671,073	39,852,885

Crossmark Holdings, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.796%, 12/20/19[1]	29,316,660	21,217,932

Crossmark Holdings, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 8.796%, 12/21/20[1]	9,500,000	4,524,375

Engility Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan:
Tranche B1, 4.484%, 8/12/20[1]	9,768,000	9,827,829
Tranche B2, 4.984%, 8/14/23[1]	25,501,544	25,809,679

First Advantage, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.546%, 6/30/22[1]	17,295,577	16,690,232

First American Payment Systems LP, Sr. Sec. Credit Facilities 1st Lien Term Loan, 6.973%, 1/5/24[1]	15,743,750	15,796,224

Garda World Security Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.226%, 5/24/24[1]	52,378,486	52,967,744

IG Investments Holdings LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.296%, 10/31/21[1]	44,697,975	45,172,891

Inmar, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.67%, 5/1/24[1]	50,790,000	50,959,283

iPayment, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 7.305%, 4/11/23[1]	23,280,000	23,512,800

KUEHG Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.046%, 8/12/22[1]	37,520,490	37,778,443

19      OPPENHEIMER SENIOR FLOATING RATE FUND

STATEMENT OF INVESTMENTS Continued

	Principal Amount	Value

Commercial Services & Supplies (Continued)

Laureate Education, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.734%, 4/26/24[1]	$51,431,100	$51,832,931

Livingston International, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B1, 5.546%, 4/18/19[1]	25,113,813	24,109,261

Livingston International, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 9.546%, 4/17/20[1]	9,700,330	9,130,436

LS Deco LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.796%, 5/21/22[1]	24,685,910	24,994,484

Monitronics International, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B2, 6.796%, 9/30/22[1]	43,887,103	44,424,720

Sabre GLBL, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.984%, 2/22/24[1]	64,000,798	64,583,653

Synagro Infrastructure Co., Inc., Sr. Sec. Credit Facilities 1st Lien Exit Term Loan, 6.546%, 8/22/20[1]	11,134,302	10,661,095

TKC Holdings, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.484%, 2/1/23[1]	15,605,888	15,703,424

Travelport Finance Luxembourg Sarl, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.432%, 9/2/21[1]	27,424,185	27,500,095

XPO Logistics, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.554%, 11/1/21[1]	111,312,000	111,908,744

		1,070,649,378

Electrical Equipment—0.1%

Applied Systems, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.546%, 1/25/21[1]	12,591,759	12,700,627

Industrial Conglomerates—2.4%

Apex Tool Group LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.50%, 1/31/20[1]	4,767,287	4,677,900

Clark Equipment Co., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.929%, 5/18/24[1]	24,134,513	24,315,521

CPI Acquisition, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.962%, 8/17/22[1]	16,465,871	14,325,308

Gardner Denver, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.546%, 7/30/20[1]	17,915,375	18,029,586

Gates Global LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.546%, 4/1/24[1]	36,102,038	36,359,265

Generac Power Systems, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.549%, 5/31/23[1]	20,317,863	20,432,151

Harsco Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.25%, 11/2/23[1]	12,731,025	12,989,630

Hillman Group, Inc. (The), Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.796%, 6/30/21[1]	23,158,873	23,337,381

MACOM Technology Solutions Holdings, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.478%, 5/17/24[1]	24,200,000	24,200,000

Milacron LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.234%, 9/28/23[1]	16,492,125	16,615,816

RBS Global, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.75%-4.063%, 8/21/23[1]	30,453,572	30,640,740

20      OPPENHEIMER SENIOR FLOATING RATE FUND

	Principal Amount	Value

Industrial Conglomerates (Continued)

Terex Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, 3.726%, 1/31/24[1]	$9,226,875	$9,294,157

TransDigm, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche F, 4.234%, 6/9/23[1]	46,021,633	46,323,673

Vertiv Intermediate Holding II Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.234%, 11/30/23[1]	44,638,728	45,126,987

Wencor Group, Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.796%, 6/19/21[1]	11,141,072	10,834,692

WP CPP Holdings LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.811%, 12/28/19[1]	17,547,001	17,064,458

		354,567,265

Machinery—0.1%

International Equipment Solutions LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 7.296%, 8/16/19[1]	10,452,922	10,452,922

Road & Rail—3.4%

Air Canada, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.46%, 10/6/23[1]	11,750,000	11,838,125

American Airlines, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan:
Tranche B, 3.734%, 4/28/23[1]	16,132,050	16,209,355
Tranche B, 3.726%, 12/14/23[1]	42,595,000	42,811,766

Arctic LNG Carriers Ltd., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.734%, 5/18/23[1]	26,870,000	27,004,350

Avolon TLB Borrower 1 US LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.978%, 3/21/22[1]	140,770,000	141,448,652

CH Hold Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.233%-4.234%, 2/1/24[1]	19,715,641	19,879,932

CH Hold Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Delayed Draw, Tranche B, 3.00%, 2/1/24[1]	120,493	121,497

Commercial Barge Line Co., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 9.984%, 11/12/20[1]	28,160,910	24,570,394

Delos Finance Sarl, Sr. Sec. Credit Facilities 1st Lien Term Loan, 3.546%, 10/6/23[1]	8,910,000	8,944,526

Kenan Advantage Group, Inc. (The), Sr. Sec. Credit Facilities 1st Lien Term Loan:
Tranche B1, 4.234%, 7/29/22[1]	14,121,574	14,146,583
Tranche B2, 4.234%, 7/29/22[1]	965,594	967,304

United Airlines, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.561%, 4/1/24[1]	20,917,575	21,063,998

Western Express, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 9.452%, 2/23/22[1]	167,344,000	170,239,051

		499,245,533

Trading Companies & Distributors—0.1%

Orchard Acquisition Co. LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 7.313%, 2/8/19[1]	51,662,130	24,367,322

Transportation Infrastructure—1.6%

American Axle & Manufacturing, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.49%, 4/6/24[1]	39,144,600	39,140,529

21      OPPENHEIMER SENIOR FLOATING RATE FUND

STATEMENT OF INVESTMENTS Continued

	Principal Amount	Value

Transportation Infrastructure (Continued)

Cooper-Standard Automotive, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.546%, 11/2/23[1]	$14,628,314	$14,681,342

Dayco Products LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.178%, 5/19/23[1]	19,715,000	19,862,862

Navistar, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.23%, 8/7/20[1]	48,737,858	49,316,621

Superior Industries International, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.787%, 3/22/24[1]	29,585,000	29,806,888

TI Group Automotive Systems LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.984%, 6/30/22[1]	69,158,175	69,460,742

Visteon Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.274%-3.546%, 3/24/24[1]	15,020,999	15,114,880

		237,383,864

Information Technology—11.0%

Communications Equipment—0.3%

Birch Communications, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 8.55%, 7/17/20[1]	54,189,972	38,474,880

Electronic Equipment, Instruments, & Components—0.2%

Aricent Technologies, Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.724%, 4/14/21[1]	30,144,502	30,395,696

Internet Software & Services—10.1%

Abacus Innovations Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.50%, 8/16/23[1]	6,547,100	6,607,798

Almonde, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.736%, 6/13/24[1]	62,700,000	63,193,951

Avaya, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B7, 6.417%, 5/29/20[1,2]	187,321,064	155,008,180

Avaya, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Debtor in Possession, 8.724%-8.733%, 1/24/18[1]	31,555,000	32,633,140

Blackboard, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B4, 6.304%, 6/30/21[1]	39,378,579	39,285,055

BMC Software Finance, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.234%, 9/10/22[1]	35,371,683	35,635,025

Cavium, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.482%, 8/16/22[1]	16,845,621	16,982,492

Colorado Buyer, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.17%, 5/1/24[1]	32,907,000	33,263,482

Compuware Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B2, 5.55%, 12/15/21[1]	29,353,546	29,513,405

Cypress Semiconductor Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.054%-4.98%, 7/5/21[1]	59,911,923	60,461,136

Dell International LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 3.74%, 9/7/23[1]	113,587,994	114,313,366

Epicor Software Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.99%, 6/1/22[1]	22,559,769	22,652,422

First Data Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan: Tranche B, 3.477%, 7/8/22[1]	26,972,317	27,063,348

22      OPPENHEIMER SENIOR FLOATING RATE FUND

	Principal Amount	Value

Internet Software & Services (Continued)

First Data Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan: (Continued) Tranche B, 3.727%, 4/26/24[1]	$53,251,132	$53,554,025

Genesys Telecommunications Laboratories, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.007%, 12/1/23[1]	18,463,725	18,610,862

Go Daddy Operating Co. LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.734%, 2/15/24[1]	45,417,307	45,647,255

Infor US, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.046%, 2/1/22[1]	66,906,733	66,912,688

Informatica Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.796%, 8/5/22[1]	43,353,254	43,493,242

Internap Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, 8.23%, 4/6/22[1]	14,560,000	14,778,400

Ivanti Software, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.49%, 1/20/24[1]	19,030,038	18,946,781

MA FinanceCo LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan:
Tranche B, 3.979%, 6/21/24[1]	13,057,252	13,072,216
Tranche B2, 3.811%, 11/19/21[1]	26,875,000	26,903,004

MaxLinear, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.724%, 5/13/24[1]	14,699,118	14,772,613

Micron Technology, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.80%, 4/26/22[1]	4,463,728	4,508,030

Microsemi Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.553%, 1/15/23[1]	14,723,984	14,785,338

ON Semiconductor Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.484%, 3/31/23[1]	12,264,915	12,324,707

Polycom, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 6.476%-6.484%, 9/27/23[1]	17,869,087	18,152,008

Premiere Global Services, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 7.50%, 12/8/21[1]	11,254,795	11,259,488

Quest Software US Holdings, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 7.257%, 10/31/22[1]	28,201,642	28,718,662

Riverbed Technology, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.49%, 4/24/22[1]	38,874,007	38,366,468

Science Applications International Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.688%, 5/4/22[1]	17,120,000	17,267,129

Seattle SpinCo, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.03%, 6/21/24[1]	88,197,405	88,298,479

SolarWinds Holdings, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.734%, 2/3/23[1]	19,780,600	19,912,893

Solera LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.507%, 3/3/23[1]	11,138,602	11,223,044

Sophia LP, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.546%, 9/30/22[1]	10,613,130	10,651,985

Synchronoss Technologies, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.757%, 1/19/24[1]	26,545,995	26,545,995

Tempo Acquisition LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.227%, 5/1/24[1]	67,177,000	67,750,826

Tessera Holding Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.484%, 12/1/23[1]	38,377,150	38,808,893

23      OPPENHEIMER SENIOR FLOATING RATE FUND

STATEMENT OF INVESTMENTS Continued

	Principal Amount	Value

Internet Software & Services (Continued)

TTM Technologies, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.484%, 5/31/21[1]	$19,562,739	$19,843,953

Uber Technologies, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.227%, 7/13/23[1]	7,840,750	7,867,212

Veritas US, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B1, 5.796%, 1/27/23[1]	44,704,727	45,161,073

Western Digital Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.983%, 4/29/23[1]	52,357,472	52,827,852

		1,487,577,921

Office Electronics—0.2%

BMC Foreign Holding Co., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.296%, 9/10/22[1]	24,216,078	24,306,888

Software—0.2%

Securus Technologies Holdings, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan:
Tranche B, 4.75%, 4/30/20[1]	30,989,540	31,338,173
Tranche B2, 5.444%, 4/30/20[1]	6,231,819	6,277,261

		37,615,434

Materials—7.8%

Chemicals—2.7%

Alpha 3 BV, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B1, 4.296%, 1/31/24[1]	13,915,000	14,029,507

Avantor Performance Materials Holdings LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.24%, 3/11/24[1]	14,410,870	14,509,945

CeramTec Acquisition Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B2, 3.952%, 8/30/20[1]	2,203,788	2,219,629

CeramTec Service GmbH, Sr. Sec. Credit Facilities 1st Lien Term Loan:
Tranche B1, 3.952%, 8/30/20[1]	18,300,493	18,432,037
Tranche B3, 3.952%, 8/30/20[1]	5,506,775	5,546,358

ColourOZ Investment 2 LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan:
Tranche B, 4.266%-4.313%, 9/7/21[1]	7,633,104	7,623,562
Tranche C, 4.266%-4.313%, 9/7/21[1]	1,261,868	1,260,290

Emerald Performance Materials LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.734%, 7/30/21[1]	27,882,344	28,147,226

Ferro Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.734%, 2/14/24[1]	13,082,213	13,168,071

Huntsman International LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.234%, 4/1/23[1]	36,933,903	37,218,294

Ineos Styrolution US Holding LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.046%, 3/29/24[1]	20,094,151	20,222,874

Ineos US Finance LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan:
Tranche B, 4.007%, 3/31/22[1]	17,343,872	17,442,784
Tranche B, 4.007%, 4/1/24[1]	17,900,050	18,024,509

MacDermid, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B6, 4.234%, 6/7/23[1]	11,605,913	11,689,846

OCI Beaumont LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 7.929%, 8/20/19[1]	18,471,434	18,609,969

24      OPPENHEIMER SENIOR FLOATING RATE FUND

	Principal Amount	Value

Chemicals (Continued)

Road Infrastructure Investment LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.728%, 6/13/23[1]	$12,426,100	$12,516,189

Royal Holdings, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.546%, 6/20/22[1]	13,030,779	13,152,942

Solenis International LP, Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.274%-4.304%, 7/31/21[1]	6,812,449	6,850,238

Tronox Pigments BV, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.796%, 3/19/20[1]	54,232,668	54,686,433

Univar USA, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.984%, 7/1/22[1]	62,536,924	62,966,866

Versum Materials, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.796%, 9/29/23[1]	24,395,650	24,654,854

		402,972,423

Construction Materials—1.5%

American Builders & Contractors Supply Co., Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.734%, 10/31/23[1]	14,847,788	14,946,496

Continental Building Products Operating Co. LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.796%, 8/18/23[1]	28,917,028	29,188,125

HD Supply, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan:
Tranche B1, 4.046%, 8/13/21[1]	30,181,489	30,299,378
Tranche B2, 4.046%, 10/17/23[1]	23,512,325	23,673,972

Quikrete Holdings, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 3.984%, 11/15/23[1]	76,000,369	76,237,871

Realogy Group LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.484%, 7/20/22[1]	21,626,080	21,788,275

VC GB Holdings, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.984%, 2/28/24[1]	20,863,758	21,046,316

		217,180,433

Containers & Packaging—1.4%

Berry Plastics Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan:
Tranche I, 3.724%-3.734%, 10/1/22[1]	19,134,821	19,228,103
Tranche J, 3.724%, 1/19/24[1]	8,673,263	8,720,246
Tranche K, 3.474%, 2/8/20[1]	24,855,000	24,976,168
Tranche L, 3.474%, 1/6/21[1]	28,830,000	28,987,671

BWAY Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.474%, 4/3/24[1]	37,640,000	37,808,590

KIK Custom Products, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.793%, 8/26/22[1]	8,865,409	8,979,699

Reynolds Group Holdings, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.234%, 2/5/23[1]	48,622,116	48,880,591

SIG Combibloc US Acquisition, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.234%, 3/11/22[1]	34,831,489	35,081,858

		212,662,926

25      OPPENHEIMER SENIOR FLOATING RATE FUND

STATEMENT OF INVESTMENTS Continued

	Principal Amount	Value

Metals & Mining—2.0%

Murray Energy Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan:
Tranche B2, 8.546%, 4/16/20[1]	$189,114,269	$184,800,194
Tranche B3, 9.046%, 4/17/20[1]	75,646,449	73,849,846

Peabody Energy Corp., Sr. Sec. Credit Facilities 1st Lien Exit Term Loan, 5.734%, 3/31/22[1]	29,365,194	29,521,212

		288,171,252

Paper & Forest Products—0.2%

Signode Industrial Group US, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.976%-4.046%, 5/1/21[1]	29,547,003	29,804,800

Telecommunication Services—5.4%

Diversified Telecommunication Services—5.4%

CenturyLink, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 2.75%, 1/31/25[1]	140,900,000	139,193,842

Cincinnati Bell, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.227%, 9/10/20[1]	27,283,314	27,436,782

Consolidated Communications, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.24%, 10/5/23[1]	39,603,306	39,722,116

Digicel International Finance Ltd., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.94%, 5/27/24[1]	26,300,000	26,587,669

Frontier Communications Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.98%, 6/15/24[1]	44,825,000	43,211,300

Global Tel*Link Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.046%, 5/23/20[1]	45,419,652	45,781,601

Global Tel*Link Corp., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 9.046%, 11/23/20[1]	20,000,000	19,987,500

IPC Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.82%, 8/6/21[1]	47,057,828	45,646,093

IPC Corp., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 10.82%, 2/4/22[1]	28,090,000	24,438,300

Level 3 Financing, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.479%, 2/22/24[1]	35,765,000	35,955,019

LTS Buyer LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.546%, 4/13/20[1]	111,996,437	112,586,434

SBA Senior Finance II LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 3.49%, 3/24/21[1]	22,145,846	22,305,075

SBA Senior Finance II LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 3.49%, 6/10/22[1]	17,714,619	17,810,544

Sprint Communications, Inc.,Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.75%, 2/2/24[1]	121,460,588	121,979,346

West Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B12, 3.734%-3.796%, 6/17/23[1]	42,888,605	42,958,299

Windstream Services LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B6, 5.23%, 3/29/21[1]	26,814,042	26,646,454

		792,246,374

26      OPPENHEIMER SENIOR FLOATING RATE FUND

	Principal Amount	Value

Utilities—3.5%

Electric Utilities—3.5%

Calpine Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan:
Tranche B5, 4.05%, 1/15/24[1]	$22,934,481	$23,042,067
Tranche B7, 4.05%, 5/31/23[1]	5,146,114	5,170,466
Tranche B8, 2.99%, 12/31/19[1]	11,900,175	11,925,272

Dayton Power & Light Co. (The), Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.48%, 8/24/22[1]	25,536,675	25,959,307

Dynegy, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche C, 4.476%, 2/7/24[1]	64,731,765	65,065,716

EFS Cogen Holdings I LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.80%, 6/28/23[1]	20,921,266	21,143,554

Helix Gen Funding LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.96%, 6/3/24[1]	27,687,448	28,016,236

InterGen NV, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.80%, 6/12/20[1]	38,400,000	38,508,019

MRP Generation Holdings LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 8.296%, 10/18/22[1]	9,319,575	8,783,699

NRG Energy, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.546%, 6/30/23[1]	112,048,081	112,378,175

Sandy Creek Energy Associates LP, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.296%, 11/9/20[1]	56,294,229	44,097,128

Talen Energy Supply LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.24%, 7/15/23[1]	52,083,602	50,569,949

Vistra Operations Co. LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan:
Tranche B, 3.976%-3.984%, 8/4/23[1]	61,291,003	61,586,119
Tranche C, 3.977%, 8/4/23[1]	14,043,302	14,101,230

		510,346,937

Total Corporate Loans (Cost $13,515,802,359)		13,416,018,249

Corporate Bonds and Notes—0.5%

Altice US Finance I Corp., 5.50% Sr. Sec. Nts., 5/15/26[5]	35,433,000	37,647,562

Erickson Air-Crane, Inc., 6% Sub. Nts., 11/2/20[2]	1,803,397	2

Peabody Energy Corp., 6.375% Sr. Sec. Nts., 3/31/25[5]	37,580,000	38,096,725

Total Corporate Bonds and Notes (Cost $74,996,553)		75,744,289

	Shares

Common Stocks—2.2%

Arch Coal, Inc., Cl. A6	2,931,034	222,963,756

Aretec Group, Inc.[6,7]	700,132	12,077,277

Everyware Global, Inc.[6,7]	1,397,654	9,565,544

ION Media Networks, Inc.[7]	35,695	13,528,405

Larchmont Resources LLC[6,7]	8,017	2,765,965

Mach Gen LLC[7]	313,469	862,040

Media General, Inc.[7,8]	6,554,344	13,305,318

Millennium Corporate Claim Litigation Trust[6,7]	70,485	705

Millennium Lender Claim Litigation Trust[6,7]	140,969	1,410

New Millennium Holdco, Inc.[6,7]	1,431,369	14,314

Nexstar Media Group, Inc., Cl. A	514,230	33,630,642

Quicksilver Resources, Inc.[6,7]	145,955,000	3,079,650

Sabine Oil[7]	17,596	739,032

27      OPPENHEIMER SENIOR FLOATING RATE FUND

STATEMENT OF INVESTMENTS Continued

	Shares	Value

Common Stocks (Continued)

Templar Energy, Cl. A6,7	1,799,429	$7,872,501

Total Common Stocks (Cost $367,186,871)		320,406,559

	Units

Rights, Warrants and Certificates—0.0%

Sabine Oil Tranche 1 Wts., Strike Price $4.49, Exp. 8/11/26[7]	55,793	376,603

Sabine Oil Tranche 2 Wts., Strike Price $2.72, Exp. 8/11/26[7]	9,937	54,653

Total Rights, Warrants and Certificates (Cost $5,853,811)		431,256

	Shares

Investment Company—6.9%

Oppenheimer Institutional Government Money Market Fund, Cl. E, 0.94%[6,9] (Cost $1,017,372,359)	1,017,372,359	$1,017,372,359

Total Investments, at Value (Cost $14,981,211,953)	100.6%	14,829,972,712

Net Other Assets (Liabilities)	(0.6)	(93,705,754)

Net Assets	100.0%	$14,736,266,958

Footnotes to Statement of Investments

1. Represents the current interest rate for a variable or increasing rate security.

2. This security is not accruing income because its issuer has missed or is expected to miss interest and/or principal payments. The rate shown is the contractual interest rate. See Note 4 of the accompanying Notes.

3. Subject to a forbearance agreement. Rate shown is the contractual interest rate. See Note 4 of the accompanying Notes.

4. Interest or dividend is paid-in-kind, when applicable.

5. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $75,744,287 or 0.51% of the Fund’s net assets at period end.

6. Is or was an affiliate, as defined in the Investment Company Act of 1940, as amended, at or during the reporting period, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the reporting period in which the issuer was an affiliate are as follows:

	Shares /
	Principal	Gross		Gross Shares / Principal
	July 31, 2016	Additions		Reductions	July 31, 2017

Alpha Media Group, Inc.	8,587	—		8,587	—
Alpha Media Group, Inc., Preferred	1,145	—		1,145	—
Alpha Media Group, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 3.05%, 7/15/16	35,281,832	—		35,281,832	—
Arch Coal, Inc., Cl. A	—	2,931,034	[a]	—	2,931,034
Aretec Group, Inc.	597,369	102,763		—	700,132
Everyware Global, Inc.	1,397,654	—		—	1,397,654
Larchmont Resources LLC	—	8,017		—	8,017
Media General, Inc.	6,799,344	—		6,799,344	—
Media General, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 4%, 7/30/20	46,308,270	—		46,308,270	—
Millennium Corporate Claim Litigation Trust	70,485	—		—	70,485
Millennium Lender Claim Litigation Trust	140,969	—		—	140,969
New Millennium Holdco, Inc.	1,431,369	—		—	1,431,369

28      OPPENHEIMER SENIOR FLOATING RATE FUND

Footnotes to Statement of Investments (Continued)

	Shares /
	Principal	Gross		Gross Shares / Principal
	July 31, 2016	Additions		Reductions	July 31, 2017

Oppenheimer Institutional
Government Money Market Fund, Cl. Eb	502,428,171	5,272,601,370		4,757,657,182	1,017,372,359
Quicksilver Resources, Inc.	—	145,955,000	[a]	—	145,955,000
Templar Energy, Cl. A	—	1,799,429	[a]	—	1,799,429

		Value		Income	Realized Gain (Loss)

Alpha Media Group, Inc.		$—		$—	$—
Alpha Media Group, Inc., Preferred		—		—	—
Alpha Media Group, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 3.05%, 7/15/16		—		—	(12,503,378)
Arch Coal, Inc., Cl. A		222,963,756		1,025,862	—
Aretec Group, Inc.		12,077,277		—	—
Everyware Global, Inc.		9,565,544		—	—
Larchmont Resources LLC		2,765,965		—	—
Media General, Inc.		—		—	86,228,271
Media General, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 4%, 7/30/20		—		—	546,588
Millennium Corporate Claim Litigation Trust		705		—	—
Millennium Lender Claim Litigation Trust		1,410		—	—
New Millennium Holdco, Inc.		14,314		—	—
Oppenheimer Institutional Government Money Market Fund, Cl. Eb		1,017,372,359		8,145,804	—
Quicksilver Resources, Inc.		3,079,650		—	—
Templar Energy, Cl. A		7,872,501		—	—

Total		$1,275,713,481		$9,171,666	$74,271,481

a. All or a portion is the result of a corporate action.

b. Prior to September 28, 2016, this fund was named Oppenheimer Institutional Money Market Fund.

7. Non-income producing security.

8. Security received as the result of issuer reorganization.

9. Rate shown is the 7-day yield at period end.

See accompanying Notes to Financial Statements.

29      OPPENHEIMER SENIOR FLOATING RATE FUND

STATEMENT OF ASSETS AND LIABILITIES July 31, 2017

Assets
Investments, at value—see accompanying statement of investments:
Unaffiliated companies (cost $13,659,992,525)	$13,554,259,231
Affiliated companies (cost $1,321,219,428)	1,275,713,481

14,829,972,712

Cash	35,862,756

Receivables and other assets:
Investments sold	42,801,810
Interest and dividends	38,706,359
Shares of beneficial interest sold	16,446,242
Other	6,485,417

Total assets	14,970,275,296

Liabilities
Payables and other liabilities:
Investments purchased	188,706,200
Shares of beneficial interest redeemed	33,341,824
Dividends	5,986,570
Distribution and service plan fees	1,469,832
Trustees’ compensation	250,974
Shareholder communications	36,473
Other	4,216,465

Total liabilities	234,008,338

Net Assets	$14,736,266,958

Composition of Net Assets
Par value of shares of beneficial interest	$1,810,640

Additional paid-in capital	15,773,998,262

Accumulated net investment loss	(3,928,601)

Accumulated net realized loss on investments	(884,374,102)

Net unrealized depreciation on investments and translation of assets and liabilities denominated in foreign currencies	(151,239,241)

Net Assets	$14,736,266,958

30      OPPENHEIMER SENIOR FLOATING RATE FUND

Net Asset Value Per Share
Class A Shares:
Net asset value and redemption price per share (based on net assets of $4,030,773,986 and 494,793,796 shares of beneficial interest outstanding)	$8.15
Maximum offering price per share (net asset value plus sales charge of 3.50% of offering price)	$8.45

Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $14,411,356 and 1,768,483 shares of beneficial interest outstanding)	$8.15

Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $2,809,703,530 and 344,520,039 shares of beneficial interest outstanding)	$8.16

Class I Shares:
Net asset value, redemption price and offering price per share (based on net assets of $1,100,190,784 and 135,362,567 shares of beneficial interest outstanding)	$8.13

Class R Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $65,597,491 and 8,056,000 shares of beneficial interest outstanding)	$8.14

Class Y Shares:
Net asset value, redemption price and offering price per share (based on net assets of $6,715,589,811 and 826,138,774 shares of beneficial interest outstanding)	$8.13

See accompanying Notes to Financial Statements.

31      OPPENHEIMER SENIOR FLOATING RATE FUND

STATEMENT OF

OPERATIONS For the Year Ended July 31, 2017

Investment Income
Interest	$762,779,311

Dividends:
Unaffiliated companies	5,268,458
Affiliated companies	9,171,666

Other income	3,236,058

Total investment income	780,455,493

Expenses
Management fees	80,283,532

Distribution and service plan fees:
Class A	10,475,775
Class B	203,110
Class C	28,763,599
Class R	261,444

Transfer and shareholder servicing agent fees:
Class A	4,212,070
Class B	27,124
Class C	2,877,061
Class I	338,378
Class R	52,371
Class Y	5,354,078

Shareholder communications:
Class A	54,640
Class B	863
Class C	27,110
Class I	2,120
Class R	665
Class Y	52,874

Borrowing fees	19,841,830

Custodian fees and expenses	2,466,690

Trustees’ compensation	347,358

Other	1,842,383

Total expenses	157,485,075
Less waivers and reimbursements of expenses	(1,542,426)

Net expenses	155,942,649

Net Investment Income	624,512,844

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Unaffiliated companies (including premiums on options exercised)	(84,422,702)
Affiliated companies	74,271,481

Net realized loss	(10,151,221)

Net change in unrealized appreciation/depreciation on investments	400,778,269

Net Increase in Net Assets Resulting from Operations	$1,015,139,892

See accompanying Notes to Financial Statements.

32      OPPENHEIMER SENIOR FLOATING RATE FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended July 31, 2017	Year Ended July 31, 2016

Operations
Net investment income	$624,512,844	$622,798,998

Net realized loss	(10,151,221)	(320,363,852)

Net change in unrealized appreciation/depreciation	400,778,269	(210,731,907)

Net increase in net assets resulting from operations	1,015,139,892	91,703,239

Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A	(177,692,125)	(211,839,659)
Class B	(1,036,557)	(2,219,247)
Class C	(100,110,245)	(129,469,412)
Class I	(50,773,036)	(53,607,415)
Class R	(2,060,527)	(1,746,322)
Class Y	(236,387,220)	(241,069,576)

	(568,059,710)	(639,951,631)

Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Class A	(1,187,027)	(1,009,484,102)
Class B	(27,280,580)	(18,820,140)
Class C	(128,897,861)	(588,699,749)
Class I	149,303,066	(208,062,474)
Class R	21,420,875	9,998,166
Class Y	2,458,156,149	(1,718,108,958)

	2,471,514,622	(3,533,177,257)

Net Assets
Total increase (decrease)	2,918,594,804	(4,081,425,649)

Beginning of period	11,817,672,154	15,899,097,803

End of period (including accumulated net investment loss of $3,928,601 and $5,896,842, respectively)	$14,736,266,958	$11,817,672,154

See accompanying Notes to Financial Statements.

33      OPPENHEIMER SENIOR FLOATING RATE FUND

FINANCIAL HIGHLIGHTS

Class A	Year Ended July 31, 2017	Year Ended July 31, 2016	Year Ended July 31, 2015	Year Ended July 31, 2014	Year Ended July 31, 2013
Per Share Operating Data
Net asset value, beginning of period	$7.85	$8.08	$8.40	$8.39	$8.19

Income (loss) from investment operations:
Net investment income[1]	0.37	0.37	0.36	0.37	0.44
Net realized and unrealized gain (loss)	0.27	(0.21)	(0.32)	0.01	0.17

Total from investment operations	0.64	0.16	0.04	0.38	0.61

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.34)	(0.39)	(0.36)	(0.37)	(0.41)

Net asset value, end of period	$8.15	$7.85	$8.08	$8.40	$8.39

Total Return, at Net Asset Value[2]	8.30%	2.12%	0.51%	4.62%	7.63%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$4,030,774	$3,883,693	$5,065,599	$6,881,421	$5,345,041

Average net assets (in thousands)	$4,213,255	$4,268,537	$5,637,843	$6,947,675	$3,403,854

Ratios to average net assets:[3]
Net investment income	4.63%	4.83%	4.41%	4.39%	5.32%
Expenses excluding specific expenses listed below	0.97%	0.97%	0.97%	0.97%	1.01%
Interest and fees from borrowings	0.15%	0.14%	0.11%	0.09%	0.06%

Total expenses[4]	1.12%	1.11%	1.08%	1.06%	1.07%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.11%	1.11%	1.08%	1.06%	1.06%

Portfolio turnover rate	77%	28%	39%	57%	68%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods less than one full year.

4. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended July 31, 2017	1.13%
Year Ended July 31, 2016	1.11%
Year Ended July 31, 2015	1.08%
Year Ended July 31, 2014	1.06%
Year Ended July 31, 2013	1.08%

See accompanying Notes to Financial Statements.

34      OPPENHEIMER SENIOR FLOATING RATE FUND

Class B	Year Ended July 31, 2017	Year Ended July 31, 2016	Year Ended July 31, 2015	Year Ended July 31, 2014	Year Ended July 31, 2013
Per Share Operating Data
Net asset value, beginning of period	$7.85	$8.09	$8.40	$8.40	$8.20

Income (loss) from investment operations:
Net investment income[1]	0.34	0.34	0.32	0.33	0.40
Net realized and unrealized gain (loss)	0.26	(0.23)	(0.31)	(0.01)	0.16

Total from investment operations	0.60	0.11	0.01	0.32	0.56

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.30)	(0.35)	(0.32)	(0.32)	(0.36)

Net asset value, end of period	$8.15	$7.85	$8.09	$8.40	$8.40

Total Return, at Net Asset Value[2]	7.76%	1.49%	0.12%	3.93%	6.96%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$14,411	$40,365	$61,354	$83,999	$89,319

Average net assets (in thousands)	$27,014	$49,752	$71,246	$91,943	$87,671

Ratios to average net assets:[3]
Net investment income	4.24%	4.33%	3.90%	3.88%	4.78%
Expenses excluding specific expenses listed below	1.47%	1.47%	1.48%	1.51%	1.64%
Interest and fees from borrowings	0.15%	0.14%	0.11%	0.09%	0.06%

Total expenses[4]	1.62%	1.61%	1.59%	1.60%	1.70%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.61%	1.61%	1.59%	1.60%	1.69%

Portfolio turnover rate	77%	28%	39%	57%	68%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods less than one full year.

4. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended July 31, 2017	1.63%
Year Ended July 31, 2016	1.61%
Year Ended July 31, 2015	1.59%
Year Ended July 31, 2014	1.60%
Year Ended July 31, 2013	1.71%

See accompanying Notes to Financial Statements.

35      OPPENHEIMER SENIOR FLOATING RATE FUND

FINANCIAL HIGHLIGHTS Continued

Class C	Year Ended July 31, 2017	Year Ended July 31, 2016	Year Ended July 31, 2015	Year Ended July 31, 2014	Year Ended July 31, 2013
Per Share Operating Data
Net asset value, beginning of period	$7.86	$8.09	$8.40	$8.40	$8.20
Income (loss) from investment operations:
Net investment income[1]	0.32	0.32	0.30	0.31	0.40
Net realized and unrealized gain (loss)	0.26	(0.22)	(0.31)	0.00[2]	0.17
Total from investment operations	0.58	0.10	(0.01)	0.31	0.57
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.28)	(0.33)	(0.30)	(0.31)	(0.37)
Net asset value, end of period	$8.16	$7.86	$8.09	$8.40	$8.40

Total Return, at Net Asset Value[3]	7.48%	1.37%	(0.12)%	3.77%	7.11%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$2,809,704	$2,833,205	$3,537,526	$4,303,006	$3,132,135
Average net assets (in thousands)	$2,877,196	$3,063,608	$3,843,616	$3,949,603	$2,258,041
Ratios to average net assets:[4]
Net investment income	3.89%	4.09%	3.65%	3.68%	4.85%
Expenses excluding specific expenses listed below	1.72%	1.72%	1.73%	1.67%	1.49%
Interest and fees from borrowings	0.15%	0.14%	0.11%	0.09%	0.06%
Total expenses[5]	1.87%	1.86%	1.84%	1.76%	1.55%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.86%	1.86%	1.84%	1.76%	1.54%
Portfolio turnover rate	77%	28%	39%	57%	68%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Less than $0.005 per share.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended July 31, 2017	1.88%
Year Ended July 31, 2016	1.86%
Year Ended July 31, 2015	1.84%
Year Ended July 31, 2014	1.76%
Year Ended July 31, 2013	1.56%

See accompanying Notes to Financial Statements.

36      OPPENHEIMER SENIOR FLOATING RATE FUND

Class I	Year Ended July 31, 2017	Year Ended July 31, 2016	Year Ended July 31, 2015	Year Ended July 31, 2014	Period Ended July 31, 2013[1]
Per Share Operating Data
Net asset value, beginning of period	$7.83	$8.06	$8.37	$8.38	$8.27
Income (loss) from investment operations:
Net investment income[2]	0.40	0.40	0.39	0.39	0.35
Net realized and unrealized gain (loss)	0.27	(0.22)	(0.31)	0.00[3]	0.09
Total from investment operations	0.67	0.18	0.08	0.39	0.44
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.37)	(0.41)	(0.39)	(0.40)	(0.33)
Net asset value, end of period	$8.13	$7.83	$8.06	$8.37	$8.38

Total Return, at Net Asset Value[4]	8.65%	2.44%	0.94%	4.72%	5.39%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,100,191	$915,631	$1,165,355	$1,302,876	$159,260
Average net assets (in thousands)	$1,129,050	$1,014,977	$1,184,063	$620,338	$45,348
Ratios to average net assets:[5]
Net investment income	4.91%	5.15%	4.72%	4.62%	5.55%
Expenses excluding specific expenses listed below	0.65%	0.66%	0.65%	0.65%	0.63%
Interest and fees from borrowings	0.15%	0.14%	0.11%	0.09%	0.06%
Total expenses[6]	0.80%	0.80%	0.76%	0.74%	0.69%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.79%	0.80%	0.76%	0.74%	0.68%
Portfolio turnover rate	77%	28%	39%	57%	68%

1. For the period from October 26, 2012 (inception of offering) to July 31, 2013.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Less than $0.005 per share.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5. Annualized for periods less than one full year.

6. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended July 31, 2017	0.81%
Year Ended July 31, 2016	0.80%
Year Ended July 31, 2015	0.76%
Year Ended July 31, 2014	0.74%
Period Ended July 31, 2013	0.70%

See accompanying Notes to Financial Statements.

37      OPPENHEIMER SENIOR FLOATING RATE FUND

FINANCIAL HIGHLIGHTS Continued

Class R	Year Ended July 31, 2017	Year Ended July 31, 2016	Year Ended July 31, 2015	Year Ended July 31, 2014	Period Ended July 31, 2013[1]
Per Share Operating Data
Net asset value, beginning of period	$7.85	$8.08	$8.39	$8.39	$8.29
Income (loss) from investment operations:
Net investment income[2]	0.35	0.36	0.34	0.34	0.31
Net realized and unrealized gain (loss)	0.26	(0.22)	(0.31)	0.01	0.08
Total from investment operations	0.61	0.14	0.03	0.35	0.39
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.32)	(0.37)	(0.34)	(0.35)	(0.29)
Net asset value, end of period	$8.14	$7.85	$8.08	$8.39	$8.39

Total Return, at Net Asset Value[3]	7.90%	1.87%	0.37%	4.22%	4.80%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$65,597	$42,546	$33,417	$22,949	$7,577
Average net assets (in thousands)	$52,459	$36,727	$27,664	$15,672	$2,375
Ratios to average net assets:[4]
Net investment income	4.34%	4.63%	4.14%	4.09%	4.99%
Expenses excluding specific expenses listed below	1.22%	1.23%	1.23%	1.23%	1.27%
Interest and fees from borrowings	0.15%	0.14%	0.11%	0.09%	0.06%
Total expenses[5]	1.37%	1.37%	1.34%	1.32%	1.33%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.36%	1.37%	1.34%	1.32%	1.32%
Portfolio turnover rate	77%	28%	39%	57%	68%

1. For the period from October 26, 2012 (inception of offering) to July 31, 2013.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended July 31, 2017	1.38%
Year Ended July 31, 2016	1.37%
Year Ended July 31, 2015	1.34%
Year Ended July 31, 2014	1.32%
Period Ended July 31, 2013	1.34%

See accompanying Notes to Financial Statements.

38      OPPENHEIMER SENIOR FLOATING RATE FUND

Class Y	Year Ended July 31, 2017	Year Ended July 31, 2016	Year Ended July 31, 2015	Year Ended July 31, 2014	Year Ended July 31, 2013
Per Share Operating Data
Net asset value, beginning of period	$7.83	$8.07	$8.38	$8.37	$8.17
Income (loss) from investment operations:
Net investment income[1]	0.39	0.39	0.38	0.39	0.46
Net realized and unrealized gain (loss)	0.27	(0.23)	(0.31)	0.01	0.17
Total from investment operations	0.66	0.16	0.07	0.40	0.63
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.36)	(0.40)	(0.38)	(0.39)	(0.43)
Net asset value, end of period	$8.13	$7.83	$8.07	$8.38	$8.37

Total Return, at Net Asset Value[2]	8.58%	2.24%	0.87%	4.88%	7.93%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$6,715,590	$4,102,232	$6,035,847	$8,122,500	$4,717,005
Average net assets (in thousands)	$5,364,472	$4,648,275	$6,814,415	$7,250,969	$2,502,666
Ratios to average net assets:[3]
Net investment income	4.82%	5.06%	4.66%	4.63%	5.55%
Expenses excluding specific expenses listed below	0.72%	0.73%	0.72%	0.72%	0.72%
Interest and fees from borrowings	0.15%	0.14%	0.11%	0.09%	0.06%
Total expenses[4]	0.87%	0.87%	0.83%	0.81%	0.78%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.86%	0.87%	0.83%	0.81%	0.77%
Portfolio turnover rate	77%	28%	39%	57%	68%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods less than one full year.

4. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended July 31, 2017	0.88%
Year Ended July 31, 2016	0.87%
Year Ended July 31, 2015	0.83%
Year Ended July 31, 2014	0.81%
Year Ended July 31, 2013	0.79%

See accompanying Notes to Financial Statements.

39      OPPENHEIMER SENIOR FLOATING RATE FUND

NOTES TO FINANCIAL STATEMENTS July 31, 2017

1. Organization

Oppenheimer Senior Floating Rate Fund (the “Fund”) is registered under the Investment Company Act of 1940 (“1940 Act”), as amended, as an open-end diversified management investment company. The Fund’s investment objective is to seek income. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI.

The Fund offers Class A, Class C, Class I, Class R and Class Y shares, and previously offered Class B shares for new purchase through June 29, 2012. Subsequent to that date, no new purchases of Class B shares are permitted, however reinvestment of dividend and/or capital gain distributions and exchanges of Class B shares into and from other Oppenheimer funds are allowed. Purchases of Class R shares occurring on or after July 1, 2014, are not subject to a CDSC upon redemption. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class C and Class R shares are sold, and Class B shares were sold, without a front-end sales charge but may be subject to a CDSC. Class R shares are sold only through retirement plans. Retirement plans that offer Class R shares may impose charges on those accounts. Class I and Class Y shares are sold to certain institutional investors or intermediaries without either a front-end sales charge or a CDSC, however, the intermediaries may impose charges on their accountholders who beneficially own Class I and Class Y shares. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, B, C and R shares have separate distribution and/or service plans under which they pay fees. Class I and Class Y shares do not pay such fees. Class B shares will automatically convert to Class A shares 72 months after the date of purchase.

The following is a summary of significant accounting policies followed in the Fund’s preparation of financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Foreign Currency Translation. The books and records of the Fund are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

(1) Value of investment securities, other assets and liabilities — at the exchange rates prevailing at Market Close as described in Note 3.

(2) Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the values are presented at the foreign exchange rates at

40      OPPENHEIMER SENIOR FLOATING RATE FUND

2. Significant Accounting Policies (Continued)

Market Close, the Fund does not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments shown in the Statement of Operations.

For securities, which are subject to foreign withholding tax upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding tax reclaims recorded on Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in the exchange rate.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. GAAP, are recorded on the ex-dividend date. Income distributions, if any, are declared daily and paid monthly. Capital gain distributions, if any, are declared and paid annually or at other times as deemed necessary by the Manager.

Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair value of the securities received. Withholding taxes on foreign dividends, if any, and capital gains taxes on foreign investments, if any, have been provided for in accordance with the Fund’s understanding of the applicable tax rules and regulations. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.

Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 0.50%. The “Reduction to custodian expenses” line item, if applicable,

41      OPPENHEIMER SENIOR FLOATING RATE FUND

NOTES TO FINANCIAL STATEMENTS Continued

2. Significant Accounting Policies (Continued)

represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former Trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remains open for the three preceding fiscal reporting period ends. The Fund has analyzed its tax positions for the fiscal year ended July 31, 2017, including open tax years, and does not believe there are any uncertain tax positions requiring recognition in the Fund’s financial statements.

The tax components of capital shown in the following table represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

Undistributed Net Investment Income	Undistributed Long-Term Gain	Accumulated Loss Carryforward[1,2,3,4]	Net Unrealized Depreciation Based on cost of Securities and Other Investments for Federal Income Tax Purposes

$5,730,711	$—	$879,691,765	$163,735,108

1. At period end, the Fund had $879,691,765 of net capital loss carryforward available to offset future realized capital gains, if any, and thereby reduce future taxable gain distributions. Details of the capital loss carryforwards are included in the table below. Capital loss carryovers with no expiration, if any, must be utilized prior to those with expiration dates.

42      OPPENHEIMER SENIOR FLOATING RATE FUND

2. Significant Accounting Policies (Continued)

Expiring

2018	$203,947,679
2019	29,853,127
No expiration	645,890,959

Total	$879,691,765

2. During the reporting period, the Fund utilized $43,100,416 of capital loss carryforward to offset capital gains realized in that fiscal year.

3. During the previous reporting period, the Fund did not utilize any capital loss carryforward.

4. During the reporting period, $186,215,370 of unused capital loss carryforward expired.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains are determined in accordance with federal income tax requirements, which may differ from the character of net investment income or net realized gains presented in those financial statements in accordance with U.S. GAAP. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

Accordingly, the following amounts have been reclassified for the reporting period. Net assets of the Fund were unaffected by the reclassifications.

Reduction to Paid-in Capital	Reduction to Accumulated Net Investment Income	Reduction to Accumulated Net Realized Loss on Investments

$186,215,370	$54,484,893	$240,700,263

The tax character of distributions paid during the reporting periods:

	Year Ended July 31, 2017	Year Ended July 31, 2016

Distributions paid from:
Ordinary income	$ 568,059,710	$ 639,951,631

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes at period end are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$14,993,707,820

Gross unrealized appreciation	$349,415,776
Gross unrealized depreciation	(513,150,884)

Net unrealized depreciation	$(163,735,108)

43      OPPENHEIMER SENIOR FLOATING RATE FUND

NOTES TO FINANCIAL STATEMENTS Continued

2. Significant Accounting Policies (Continued)

Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Recent Accounting Pronouncement. In October 2016, the Securities and Exchange Commission (“SEC”) adopted amendments to rules under the Investment Company Act of 1940 (“final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. The final rules amend Regulation S-X and require funds to provide standardized, enhanced derivative disclosure in fund financial statements in a format designed for individual investors. The amendments to Regulation S-X also update the disclosures for other investments and investments in, and advances to affiliates and amend the rules regarding the general form and content of fund financial statements. The compliance date for the amendments to Regulation S-X is for reporting periods ended after August 1, 2017. The implementation of the rules will not have a material impact on the Fund’s financial statements.

3. Securities Valuation

The Fund calculates the net asset value of its shares as of 4:00 P.M. Eastern time, on each day the New York Stock Exchange (the “Exchange”) is open for trading, except in the case of a scheduled early closing of the Exchange, in which case the Fund will calculate net asset value of the shares as of the scheduled early closing time of the Exchange.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a fair valuation for any security for which market quotations are not readily available. The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued primarily using unadjusted quoted market prices, when available, as supplied by third party pricing services or broker-dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Equity securities traded on a securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the official closing price on the principal exchange on which the security is traded, as identified by the Manager, prior to the time when the Fund’s assets are valued. If the official closing price is unavailable, the security is valued at the last sale price on the principal exchange on which it is traded, or if no sales

44      OPPENHEIMER SENIOR FLOATING RATE FUND

3. Securities Valuation (Continued)

occurred, the security is valued at the mean between the quoted bid and asked prices. Over-the-counter equity securities are valued at the last published sale price, or if no sales occurred, at the mean between the quoted bid and asked prices. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the time when the Fund’s assets are valued.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, short-term notes, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the bid and asked prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices. Pricing services generally price debt securities assuming orderly transactions of an institutional “round lot” size, but some trades may occur in smaller, “odd lot” sizes, sometimes at lower prices than institutional round lot trades. Standard inputs generally considered by third-party pricing vendors include reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, as well as other appropriate factors.

Loans are valued at the mean between the bid and asked prices utilizing evaluated prices obtained from third party pricing services or broker-dealers. Standard inputs generally considered by third-party pricing vendors include information obtained from market participants regarding broker-dealer price quotations.

Securities for which market quotations are not readily available or a significant event has occurred that would materially affect the value of the security, the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Those standardized fair valuation methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager regularly compares prior day prices and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation

45      OPPENHEIMER SENIOR FLOATING RATE FUND

NOTES TO FINANCIAL STATEMENTS Continued

3. Securities Valuation (Continued)

methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs may be used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The Fund classifies each of its investments in investment companies which are publicly offered as Level 1. Investment companies that are not publicly offered, if any, are classified as Level 2 in the fair value hierarchy.

The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities at period end based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value

Assets Table
Investments, at Value:
Corporate Loans	$—	$13,061,984,666	$354,033,583	$13,416,018,249
Corporate Bonds and Notes	—	75,744,287	2	75,744,289
Common Stocks	256,594,399	24,316,814	39,495,346	320,406,559
Rights, Warrants and Certificates	—	431,256	—	431,256
Investment Company	1,017,372,359	—	—	1,017,372,359

Total Assets	$1,273,966,758	$13,162,477,023	$393,528,931	$14,829,972,712

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

46      OPPENHEIMER SENIOR FLOATING RATE FUND

3. Securities Valuation (Continued)

The table below shows the transfers between Level 2 and Level 3. The Fund’s policy is to recognize transfers in and transfers out as of the beginning of the reporting period.

	Transfers out of Transfers into Level
	Level 2*	3*

Assets Table
Investments, at Value:
Corporate Loans	$(238,643,498)	$238,643,498
Corporate Bonds and Notes	(819,245)	819,245
Common Stocks	(16,335,830)	16,335,830

Total Assets	$(255,798,573)	$255,798,573

* Transferred from Level 2 to Level 3 because of the lack of observable market data due to a decrease in market activity for these securities.

The following is a reconciliation of assets in which significant unobservable inputs (level 3) were used in determining fair value:

	Value as of July 31, 2016	Realized gain (loss)	Change in unrealized appreciation/ depreciation	Accretion/ (amortization) of premium/ discount[a]

Assets Table
Investments, at Value:
Corporate Loans	$4,988	$(12,580,947)	$17,575,407	$210,400
Corporate Bonds and Notes	—	—	(822,670)	3,427
Common Stocks	15,832,261	(805,288)	(76,268,644)	—

Total Assets	$15,837,249	$(13,386,235)	$(59,515,907)	$213,827

a. Included in net investment income.

			Transfers intoTransfers out of		Value as of
	Purchases	Sales	Level 3	Level 3	July 31, 2017

Assets Table
Investments, at Value:
Corporate Loans	$110,825,550	$(645,313)	$ 238,643,498	$—	$354,033,583
Corporate Bonds and Notes	—	—	819,245	—	2
Common Stocks	84,404,539	(3,352)	16,335,830	—	39,495,346

Total Assets	$195,230,089	$(648,665)	$ 255,798,573	$—	$393,528,931

The total change in unrealized appreciation/depreciation included in the Statement of Operations attributable to Level 3 investments still held at period end:

47      OPPENHEIMER SENIOR FLOATING RATE FUND

NOTES TO FINANCIAL STATEMENTS Continued

3. Securities Valuation (Continued)

Change in unrealized appreciation/ depreciation

Assets Table
Investments, at Value
Corporate Loans	$4,999,448
Corporate Bonds and Notes	(822,670)
Common Stocks	(77,060,023)

Total	$(72,883,245)

The following table summarizes the valuation techniques and significant unobservable inputs used in determining fair value measurements for those investments classified as Level 3 at period end:

	Value as of July 31, 2017	Valuation Technique	Unobservable Input	Range of Unobservable Inputs	Unobservable Input Used
Assets Table
Investments, at Value:
Corporate Loans	$183,794,532	Broker Quote	N/A	N/A	N/A (a)
Corporate Loans	170,239,051	Discounted Cash Flow Model	Illiquidity Discount	N/A	3.69% (b)
			Implied rating	N/A	BB-
			Yield to Maturity	N/A	5.31%
Corporate Bonds and Notes	2	Estimated Recovery Proceeds	Nominal Value	N/A	0.0001% of Par (c)
Common Stocks	9,565,544	Broker Quote	N/A	N/A	N/A (a)
Common Stocks	16,429	Estimated Recovery Proceeds	Nominal Value	N/A	$0.01/share (c)
Common Stocks	13,528,405	Enterprise Value Model	EBITDA Multiple	N/A	6.0 (d)
		Estimated Recovery	Market Value of		$0.0211/
Common Stocks	3,079,650	Proceeds	Original Loan	N/A	share (e)
Common Stocks	13,305,318	Estimated Recovery Proceeds	Auction Proceeds	N/A	$2.03/share (f)

Total	$393,528,931

(a) Securities classified as Level 3 whose unadjusted values were provided by a pricing service or broker-dealer for which such inputs are unobservable. The Manager periodically reviews pricing vendor and broker methodologies and inputs to confirm they are determined using unobservable inputs and have been appropriately classified. Such securities’ fair valuations could change significantly based on changes in unobservable inputs used by the pricing service or broker.

(b) The Fund fair values certain corporate loans using a discounted cash flow model which incorporates the

Company’s EBITDA and leverage to determine an implied rating. The yield to maturity on other issues with similar leverage and rating is used as a basis for the discount rate, with an additional illiquidity discount applied. The

48      OPPENHEIMER SENIOR FLOATING RATE FUND

3. Securities Valuation (Continued)

illiquidity discount was determined based on the implied discount rate at origination. The Manager periodically reviews the financial statements and monitors such investments for additional market information or the occurrence of a significant event which would warrant a re-evaluation of the security’s fair valuation. Such security’s fair valuation could increase (decrease) significantly based on a decrease (increase) in the illiquidity discount. Such security’s fair valuation could also increase (decrease) based on an increase (decrease) in the implied rating or a decrease (increase) in the yield to maturity on other issues.

(c) The Fund fair values certain securities held at a nominal value to reflect the low probability of receipt of future payments to be received. The Manager monitors such investments for additional market information or the occurrence of a significant event which would warrant a re-evaluation of the security’s fair valuation.

(d) The Fund fair values certain common stocks received from a restructuring using an enterprise value model which incorporates the Company’s EBITDA and an EBITDA multiple, current cash balance and debt (as disclosed within the Company’s most recent financial statements). The EBITDA multiple is derived based on a historical multiple for this security from a prior pricing source. The Manager periodically reviews the financial statements and monitors such investments for additional market information or the occurrence of a significant event which would warrant a re-evaluation of the security’s fair valuation. A significant increase (decrease) in the EBITDA multiple will result in a significant increase (decrease) to the fair value of the investment.

(e) The Fund fair values certain common stocks received from a restructuring at the estimated amount of future recovery proceeds. This estimate is based on the market value of the original loan held prior to the restructuring (as determined by a pricing service) less the cash distribution received as part of the restructuring. The Manager monitors such investments for additional market information or the occurrence of a significant event which would warrant a re-evaluation of the security’s fair valuation. A significant increase (decrease) in the market value of the original loan position will result in a significant increase (decrease) to the fair value of the investment.

(f) The Fund fair values certain common stocks received following a merger at the estimated amount of future recovery proceeds from the sale of assets as disclosed within the Company’s financial statements. The Manager monitors such investments for additional market information or the occurrence of a significant event which would warrant a re-evaluation of the security’s fair valuation. A significant increase (decrease) in the auction proceeds will result in a significant increase (decrease) to the fair value of the investment.

4. Investments and Risks

Investments in Affiliated Funds. The Fund is permitted to invest in other mutual funds advised by the Manager (“Affiliated Funds”). Affiliated Funds are open-end management investment companies registered under the 1940 Act, as amended. The Manager is the investment adviser of, and the Sub-Adviser provides investment and related advisory services to, the Affiliated Funds. When applicable, the Fund’s investments in Affiliated Funds are included in the Statement of Investments. Shares of Affiliated Funds are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of the Affiliated Funds’ expenses, including their management fee. The Manager will waive fees and/ or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in the Affiliated Funds.

Each of the Affiliated Funds in which the Fund invests has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one Affiliated Fund than in another, the Fund will have greater exposure to the risks of that Affiliated Fund.

Investments in Money Market Instruments. The Fund is permitted to invest its free cash balances in money market instruments to provide liquidity or for defensive purposes. The

49      OPPENHEIMER SENIOR FLOATING RATE FUND

NOTES TO FINANCIAL STATEMENTS Continued

4. Investments and Risks (Continued)

Fund may invest in money market instruments by investing in Class E shares of Oppenheimer Institutional Government Money Market Fund (“IGMMF”), formerly known as Oppenheimer Institutional Money Market Fund, which is an Affiliated Fund. IGMMF is regulated as a money market fund under the 1940 Act, as amended. The Fund may also invest in money market instruments directly or in other affiliated or unaffiliated money market funds.

Senior Loans. Under normal market conditions, the Fund will invest at least 80% of its net assets (plus borrowings for investment purposes) in floating rate Senior Loans made to U.S. and foreign borrowers that are corporations, partnerships or other business entities. The Fund will do so either as an original lender or as a purchaser of a loan assignment or a participation interest in a loan. While most of these loans will be collateralized, the Fund can also under normal market conditions invest up to 10% of its net assets (plus borrowings for investment purposes) in uncollateralized floating rate Senior Loans. Senior Loans are often issued in connection with recapitalizations, acquisitions, leveraged buyouts, and refinancing of borrowers. The Senior Loans pay interest at rates that float above (or are adjusted periodically based on) a benchmark that reflects current interest rates. Senior Loans generally are not listed on any national securities exchange or automated quotation system and no active trading market exists for some Senior Loans. As a result, some Senior Loans are illiquid, which may make it difficult for the Fund to value them or dispose of them at an acceptable price when necessary. To the extent that a secondary market does exist for certain Senior Loans, the market may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods.

At period end, securities with an aggregate market value of $13,416,018,249, representing 91.04% of the Fund’s net assets were comprised of Senior Loans.

Securities on a When-Issued or Delayed Delivery Basis. The Fund purchases and sells interests in Senior Loans and other portfolio securities on a “when issued” basis, and may purchase or sell securities on a “delayed delivery” basis. “When-issued” or “delayed delivery” refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis normally takes place within six months and possibly as long as two years or more after the trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The purchase of securities on a when-issued basis may increase the volatility of the Fund’s net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. When the Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Fund to lose the opportunity to obtain or dispose of the security at a price and yield it considers advantageous. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase.

50      OPPENHEIMER SENIOR FLOATING RATE FUND

4. Investments and Risks (Continued)

Equity Security Risk. Stocks and other equity securities fluctuate in price. The value of the Fund’s portfolio may be affected by changes in the equity markets generally. Equity markets may experience significant short-term volatility and may fall sharply at times. Different markets may behave differently from each other and U.S. equity markets may move in the opposite direction from one or more foreign stock markets. Adverse events in any part of the equity or fixed-income markets may have unexpected negative effects on other market segments.

The prices of individual equity securities generally do not all move in the same direction at the same time and a variety of factors can affect the price of a particular company’s securities. These factors may include, but are not limited to, poor earnings reports, a loss of customers, litigation against the company, general unfavorable performance of the company’s sector or industry, or changes in government regulations affecting the company or its industry.

Credit Risk. Senior loans are subject to credit risk. Credit risk relates to the ability of the borrower under a senior loan to make interest and principal payments as they become due. The Fund’s investments in senior loans are subject to risk of missing an interest payment.

Information concerning securities not accruing income at period end is as follows:

Cost	$349,860,443
Market Value	$290,983,266
Market Value as % of Net Assets	1.97%

The Fund has entered into forbearance agreements with certain obligors under which the Fund has agreed to temporarily forego receipt of the original principal or coupon interest rates. At period end, securities with an aggregate market value of $75,346,616, representing 0.51% of the Fund’s net assets, were subject to these forbearance agreements.

5. Market Risk Factors

The Fund’s investments in securities and/or financial derivatives may expose the Fund to various market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer of debt to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield debt securities are subject to credit risk to a greater extent than lower-yield, higher-quality securities.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar

51      OPPENHEIMER SENIOR FLOATING RATE FUND

NOTES TO FINANCIAL STATEMENTS Continued

5. Market Risk Factors (Continued)

value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

6. Use of Derivatives

The Fund’s investment objective not only permits the Fund to purchase investment securities, it also allows the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, variance swaps and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. These instruments may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors. Such contracts may be entered into through a bilateral over-the-counter (“OTC”) transaction, or through a securities or futures exchange and cleared through a clearinghouse.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost due to changes in the market risk factors and the overall market. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund’s initial investment.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be

52      OPPENHEIMER SENIOR FLOATING RATE FUND

6. Use of Derivatives (Continued)

able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund.

The Fund’s actual exposures to these market risk factors and associated risks during the period are discussed in further detail, by derivative type, below.

Option Activity

The Fund may buy and sell put and call options, or write put and call options. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security, currency or other underlying financial instrument at a fixed price, upon exercise of the option.

Options can be traded through an exchange or through a privately negotiated arrangement with a dealer in an OTC transaction. Options traded through an exchange are generally cleared through a clearinghouse (such as The Options Clearing Corporation). The difference between the premium received or paid, and market value of the option, is recorded as unrealized appreciation or depreciation. The net change in unrealized appreciation or depreciation is reported in the Statement of Operations. When an option is exercised, the cost of the security purchased or the proceeds of the security sale are adjusted by the amount of premium received or paid. Upon the expiration or closing of the option transaction, a gain or loss is reported in the Statement of Operations.

Index/Security Options. The Fund may purchase or write call and put options on individual equity securities and/or equity indexes to increase or decrease exposure to equity risk. A purchased call or written put option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price. A purchased put or written call option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

At period end, the Fund had no purchased options outstanding.

Options written, if any, are reported in a schedule following the Statement of Investments and as a liability in the Statement of Assets and Liabilities. Securities held in collateral accounts to cover potential obligations with respect to outstanding written options are noted in the Statement of Investments.

The risk in writing a call option is that the market price of the security increases and if the option is exercised, the Fund must either purchase the security at a higher price for delivery or, if the Fund owns the underlying security, give up the opportunity for profit. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk that there may be an illiquid market where the Fund is unable to close the contract.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

At period end, the Fund had no written options outstanding.

Written option activity for the reporting period was as follows:

53      OPPENHEIMER SENIOR FLOATING RATE FUND

NOTES TO FINANCIAL STATEMENTS Continued

6. Use of Derivatives (Continued)

	Number of Contracts	Amount of Premiums

Options outstanding as of July 31, 2016	—	$—
Options written	1,467	311,004
Options exercised	(1,467)	(311,004)

Options outstanding as of July 31, 2017	—	$—

Counterparty Credit Risk. Derivative positions are subject to the risk that the counterparty will not fulfill its obligation to the Fund. The Fund intends to enter into derivative transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction.

    The Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund. For OTC options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Options written by the Fund do not typically give rise to counterparty credit risk, as options written generally obligate the Fund and not the counterparty to perform.

    To reduce counterparty risk with respect to OTC transactions, the Fund has entered into master netting arrangements, established within the Fund’s International Swap and Derivatives Association, Inc. (“ISDA”) master agreements, which allow the Fund to make (or to have an entitlement to receive) a single net payment in the event of default (close-out netting) for outstanding payables and receivables with respect to certain OTC positions in swaps, options, swaptions, and forward currency exchange contracts for each individual counterparty. In addition, the Fund may require that certain counterparties post cash and/or securities in collateral accounts to cover their net payment obligations for those derivative contracts subject to ISDA master agreements. If the counterparty fails to perform under these contracts and agreements, the cash and/or securities will be made available to the Fund.

    ISDA master agreements include credit related contingent features which allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event that, for example, the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA master agreements, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.

    For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

    The Fund’s risk of loss from counterparty credit risk on exchange-traded derivatives cleared through a clearinghouse and for centrally cleared swaps is generally considered lower than as compared to OTC derivatives. However, counterparty credit risk exists with respect to initial

54      OPPENHEIMER SENIOR FLOATING RATE FUND

6. Use of Derivatives (Continued)

and variation margin deposited/paid by the Fund that is held in futures commission merchant, broker and/or clearinghouse accounts for such exchange-traded derivatives and for centrally cleared swaps.

    With respect to centrally cleared swaps, such transactions will be submitted for clearing, and if cleared, will be held in accounts at futures commission merchants or brokers that are members of clearinghouses. While brokers, futures commission merchants and clearinghouses are required to segregate customer margin from their own assets, in the event that a broker, futures commission merchant or clearinghouse becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker, futures commission merchant or clearinghouse for all its customers, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s, futures commission merchant’s or clearinghouse’s customers, potentially resulting in losses to the Fund.

    There is the risk that a broker, futures commission merchant or clearinghouse will decline to clear a transaction on the Fund’s behalf, and the Fund may be required to pay a termination fee to the executing broker with whom the Fund initially enters into the transaction. Clearinghouses may also be permitted to terminate centrally cleared swaps at any time. The Fund is also subject to the risk that the broker or futures commission merchant will improperly use the Fund’s assets deposited/paid as initial or variation margin to satisfy payment obligations of another customer. In the event of a default by another customer of the broker or futures commission merchant, the Fund might not receive its variation margin payments from the clearinghouse, due to the manner in which variation margin payments are aggregated for all customers of the broker/futures commission merchant.

    Collateral and margin requirements differ by type of derivative. Margin requirements are established by the broker, futures commission merchant or clearinghouse for exchange-traded and cleared derivatives, including centrally cleared swaps. Brokers, futures commission merchants and clearinghouses can ask for margin in excess of the regulatory minimum, or increase the margin amount, in certain circumstances.

    Collateral terms are contract specific for OTC derivatives. For derivatives traded under an ISDA master agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund or the counterparty.

    For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund, if any, is reported separately on the Statement of Assets and Liabilities as cash pledged as collateral. Non-cash collateral pledged by the Fund, if any, is noted in the Statement of Investments. Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold (e.g. $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance.

The effect of derivative instruments on the Statement of Operations is as follows:

55      OPPENHEIMER SENIOR FLOATING RATE FUND

NOTES TO FINANCIAL STATEMENTS Continued

6. Use of Derivatives (Continued)

Amount of Realized Gain or (Loss) Recognized on Derivatives
Derivatives Not Accounted for as Hedging Instruments	Investment transactions in unaffiliated companies (including premiums on options exercised)*
Equity contracts	$145,966

*Includes purchased option contracts and purchased swaption contracts, if any.

7. Shares of Beneficial Interest

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Year Ended July 31, 2017		Year Ended July 31, 2016
	Shares	Amount	Shares	Amount
Class A
Sold	212,619,945	$1,724,600,788	114,701,076	$886,327,409
Dividends and/or distributions reinvested	19,919,567	161,393,190	24,249,966	187,156,990
Redeemed	(232,491,898)	(1,887,181,005)	(270,820,874)	(2,082,968,501)

Net increase (decrease)	47,614	$(1,187,027)	(131,869,832)	$(1,009,484,102)

Class B
Sold	217,848	$1,761,719	418,251	$3,292,207
Dividends and/or distributions reinvested	117,699	950,895	263,250	2,030,803
Redeemed	(3,707,834)	(29,993,194)	(3,127,753)	(24,143,150)

Net decrease	(3,372,287)	$(27,280,580)	(2,446,252)	$(18,820,140)

Class C
Sold	63,507,943	$515,694,321	36,818,573	$285,890,321
Dividends and/or distributions reinvested	10,717,452	86,880,856	14,366,127	110,910,704
Redeemed	(90,249,461)	(731,473,038)	(127,763,232)	(985,500,774)

Net decrease	(16,024,066)	$(128,897,861)	(76,578,532)	$(588,699,749)

Class I
Sold	85,803,963	$693,436,650	42,816,847	$330,972,916
Dividends and/or distributions reinvested	4,460,881	36,066,457	4,562,291	35,081,331
Redeemed	(71,841,866)	(580,200,041)	(74,961,277)	(574,116,721)

Net increase (decrease)	18,422,978	$149,303,066	(27,582,139)	$(208,062,474)

56      OPPENHEIMER SENIOR FLOATING RATE FUND

7. Shares of Beneficial Interest (Continued)

	Year Ended July 31, 2017		Year Ended July 31, 2016
	Shares	Amount	Shares	Amount
Class R
Sold	4,259,383	$34,567,418	2,370,397	$18,305,614
Dividends and/or distributions reinvested	233,620	1,892,149	205,876	1,586,199
Redeemed	(1,859,678)	(15,038,692)	(1,289,427)	(9,893,647)

Net increase	2,633,325	$21,420,875	1,286,846	$9,998,166

Class Y
Sold	529,650,729	$4,291,729,814	190,338,453	$1,469,074,558
Dividends and/or distributions reinvested	25,245,680	204,249,504	27,563,403	212,332,225
Redeemed	(252,544,451)	(2,037,823,169)	(442,482,610)	(3,399,515,741)

Net increase (decrease)	302,351,958	$2,458,156,149	(224,580,754)	$(1,718,108,958)

8. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IGMMF, for the reporting period were as follows:

	Purchases	Sales
Investment securities	$11,830,627,850	$9,896,686,789

9. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule
Up to $200 million	0.75%
Next $200 million	0.72
Next $200 million	0.69
Next $200 million	0.66
Next $4.2 billion	0.60
Next $5 billion	0.58
Next $10 billion	0.56
Over $20 billion	0.55

The Fund’s effective management fee for the reporting period was 0.59% of average annual net assets before any applicable waivers.

Sub-Adviser Fees. The Manager has retained the Sub-Adviser to provide the day-to-day portfolio management of the Fund. Under the Sub-Advisory Agreement, the Manager pays the Sub-Adviser an annual fee in monthly installments, equal to a percentage of the investment management fee collected by the Manager from the Fund, which shall be calculated after any investment management fee waivers. The fee paid to the Sub-Adviser is paid by the Manager, not by the Fund.

57      OPPENHEIMER SENIOR FLOATING RATE FUND

NOTES TO FINANCIAL STATEMENTS Continued

9. Fees and Other Transactions with Affiliates (Continued)

Transfer Agent Fees. OFI Global (the “Transfer Agent”) serves as the transfer and shareholder servicing agent for the Fund. The Fund pays the Transfer Agent a fee based on annual net assets, which shall be calculated after any applicable fee waivers. Fees incurred and average net assets for each class with respect to these services are detailed in the Statement of Operations and Financial Highlights, respectively.

Sub-Transfer Agent Fees. The Transfer Agent has retained Shareholder Services, Inc., a wholly-owned subsidiary of OFI (the “Sub-Transfer Agent”), to provide the day-to-day transfer agent and shareholder servicing of the Fund. Under the Sub-Transfer Agency Agreement, the Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to a percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which shall be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid by the Transfer Agent, not by the Fund.

Trustees’ Compensation. The Fund’s Board of Trustees (“Board”) has adopted a compensation deferral plan for Independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustees under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustees. The Fund purchases shares of the funds selected for deferral by the Trustees in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of Trustees’ fees under the plan will not affect the net assets of the Fund and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.

Service Plan for Class A Shares. The Fund has adopted a Service Plan (the “Plan”) for Class A shares pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Fund reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.25% of the daily net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

58      OPPENHEIMER SENIOR FLOATING RATE FUND

9. Fees and Other Transactions with Affiliates (Continued)

Distribution and Service Plans for Class B, Class C and Class R Shares. The Fund has adopted Distribution and Service Plans (the “Plans”) for Class B, Class C and Class R shares pursuant to Rule 12b-1 under the 1940 Act to compensate the Distributor for distributing those share classes, maintaining accounts and providing shareholder services. Under the Plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class B and Class C shares’ daily net assets and 0.25% on Class R shares’ daily net assets. The Board of Trustees has currently set the fee for Class B shares at an annual rate of 0.50% of daily net assets of those classes, but may increase it up to 0.75% in the future. The Fund also pays a service fee under the Plans at an annual rate of 0.25% of daily net assets. The Plans continue in effect from year to year only if the Fund’s Board of Trustees votes annually to approve their continuance at an in person meeting called for that purpose. Fees incurred by the Fund under the Plans are detailed in the Statement of Operations.

Sales Charges. Front-end sales charges and CDSC do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

Year Ended	Class A Front-End Sales Charges Retained by Distributor	Class A Contingent Deferred Sales Charges Retained by Distributor	Class B Contingent Deferred Sales Charges Retained by Distributor	Class C Contingent Deferred Sales Charges Retained by Distributor	Class R Contingent Deferred Sales Charges Retained by Distributor
July 31, 2017	$846,724	$8,806	$7,458	$169,981	$—

Waivers and Reimbursements of Expenses. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IGMMF. During the reporting period, the Manager waived fees and/or reimbursed the Fund $1,542,426 for IGMMF management fees. This fee waiver and/or expense reimbursement may not be amended or withdrawn for one year from the date of the Fund’s prospectus, unless approved by the Board.

    Waivers and/or reimbursements may be modified or terminated as set forth according to the terms in the prospectus.

10. Borrowings and Other Financing

Borrowings. The Fund can borrow money from banks in amounts up to one third of its total assets (including the amount borrowed) less all liabilities and indebtedness other than borrowings (meaning that the value of those assets must be at least 300% of the amount borrowed). The Fund can use those borrowings for investment-related purposes such as purchasing senior loans and other portfolio securities. The Fund also may borrow to meet redemption obligations or for temporary and emergency purposes. When the Fund

59      OPPENHEIMER SENIOR FLOATING RATE FUND

NOTES TO FINANCIAL STATEMENTS Continued

10. Borrowings and Other Financing (Continued)

invests borrowed money in senior loans or other portfolio securities, it is using a speculative investment technique known as leverage and changes in the value of the Fund’s investments will have a larger effect on its share price than if it did not borrow because of the effect of leverage.

    The Fund will pay interest and may pay other fees in connection with loans. If the Fund does borrow, it will be subject to greater expenses than funds that do not borrow. The interest on borrowed money and the other fees incurred in conjunction with loans are an expense that might reduce the Fund’s yield and return. Expenses incurred by the Fund with respect to interest on borrowings and related fees are disclosed separately or as other expenses on the Statement of Operations.

    The Fund did not have any borrowings under the agreement during the period.

Details of the borrowings for the reporting period are as follows:

Fees Paid	$21,538,614

Loan Commitments. Pursuant to the terms of certain credit agreements, the Fund has unfunded loan commitments of $120,493 at period end. The Fund generally will maintain with its custodian, liquid investments having an aggregate value at least equal to the par value of unfunded loan commitments. At period end, these commitments have a market value of $121,497 and have been included as Corporate Loans in the Statement of Investments.

60      OPPENHEIMER SENIOR FLOATING RATE FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of Oppenheimer Senior Floating Rate Fund:

We have audited the accompanying statement of assets and liabilities of Oppenheimer Senior Floating Rate Fund (the Fund), including the statement of investments, as of July 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

    We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2017, by correspondence with the custodian, transfer agent and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Senior Floating Rate Fund as of July 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Denver, Colorado

September 27, 2017

61      OPPENHEIMER SENIOR FLOATING RATE FUND

FEDERAL INCOME TAX INFORMATION Unaudited

In early 2017, if applicable, shareholders of record received information regarding all dividends and distributions paid to them by the Fund during calendar year 2016.

Dividends, if any, paid by the Fund during the reporting period which are not designated as capital gain distributions should be multiplied by the maximum amount allowable but not less than 1.11% to arrive at the amount eligible for the corporate dividend-received deduction.

A portion, if any, of the dividends paid by the Fund during the reporting period which are not designated as capital gain distributions are eligible for lower individual income tax rates to the extent that the Fund has received qualified dividend income as stipulated by recent tax legislation. The maximum amount allowable but not less than $6,202,998 of the Fund’s fiscal year taxable income may be eligible for the lower individual income tax rates. In early 2017, shareholders of record received information regarding the percentage of distributions that are eligible for lower individual income tax rates.

Recent tax legislation allows a regulated investment company to designate distributions not designated as capital gain distributions, as either interest related dividends or short-term capital gain dividends, both of which are exempt from the U.S. withholding tax applicable to non U.S. taxpayers. For the reporting period, the maximum amount allowable but not less than $523,136,557 of the ordinary distributions to be paid by the Fund qualifies as an interest related dividend.

The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.

62      OPPENHEIMER SENIOR FLOATING RATE FUND

PORTFOLIO PROXY VOTING POLICIES AND GUIDELINES;

UPDATES TO STATEMENTS OF INVESTMENTS Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Guidelines under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Guidelines is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), (ii) on the Fund’s website at www.oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Householding—Delivery of Shareholder Documents

This is to inform you about OppenheimerFunds’ “householding” policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund’s prospectus (or, if available, the fund’s summary prospectus), annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds. Householding does not affect the delivery of your account statements.

Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at 1.800.CALL-OPP (225-5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus (or, if available, the summary prospectus), reports and privacy policy within 30 days of receiving your request to stop householding.

63      OPPENHEIMER SENIOR FLOATING RATE FUND

TRUSTEES AND OFFICERS Unaudited

Name, Position(s) Held with the Fund, Length of Service, Year of Birth	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/ Directorships Held; Number of Portfolios in the Fund Complex Currently Overseen

INDEPENDENT TRUSTEES	The address of each Trustee in the chart below is 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Trustee serves for an indefinite term, or until his or her resignation, retirement, death or removal.

Robert J. Malone, Chairman of the Board of Trustees (since 2016) and Trustee (since 2005) Year of Birth: 1944	Chairman - Colorado Market of MidFirst Bank (since January 2015); Chairman of the Board (2012-2016) and Director (August 2005-January 2016) of Jones International University (educational organization); Trustee of the Gallagher Family Foundation (non-profit organization) (2000-2016); Chairman, Chief Executive Officer and Director of Steele Street Bank Trust (commercial banking) (August 2003-January 2015); Director of Opera Colorado Foundation (non-profit organization) (2008-2012); Director of Colorado UpLIFT (charitable organization) (1986-2010); Director of Jones Knowledge, Inc. (2006-2010); Former Chairman of U.S. Bank-Colorado (subsidiary of U.S. Bancorp and formerly Colorado National Bank) (July 1996-April 1999); Director of Commercial Assets, Inc. (real estate investment trust) (1993-2000); Director of U.S. Exploration, Inc. (oil and gas exploration) (1997-February 2004); Chairman of the Board (1991-1994) and Trustee (1985-1994) of Regis University; and Chairman of the Board (1990- 1991) and Member (1984-1999) of Young Presidents Organization. Oversees 45 portfolios in the OppenheimerFunds complex. Mr. Malone has served on the Boards of certain Oppenheimer funds since 2002, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Board’s deliberations.

Andrew J. Donohue, Trustee (since 2017) Year of Birth: 1950	Chief of Staff of the U.S. Securities and Exchange Commission (regulator) (June 2015-February 2017); Managing Director and Investment Company General Counsel of Goldman Sachs (investment bank) (November 2012-May 2015); Partner at Morgan Lewis & Bockius, LLP (law firm) (March 2011-October 2012); Director of the Division of Investment Management of U.S. Securities and Exchange Commission (regulator) (May 2006-November 2010); Global General Counsel of Merrill Lynch Investment Managers (investment firm) (May 2003-May 2006); General Counsel (October 1991-November 2001) and Executive Vice President (January 1993-November 2001) of OppenheimerFunds, Inc. (investment firm) (June 1991-November 2001). Oversees 45 portfolios in the OppenheimerFunds complex. Mr. Donohue has served on the Boards of certain Oppenheimer funds since 2017, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Board’s deliberations.

Jon S. Fossel, Trustee (since 1999) Year of Birth: 1942	Chairman of the Board of Jack Creek Preserve Foundation (non-profit organization) (2005-2015); Director of Jack Creek Preserve Foundation (non-profit organization) (since March 2005); Chairman of the Board (2006-December 2011) and Director (June 2002-December 2011) of UNUMProvident (insurance company); Director of Northwestern Energy Corp. (public utility corporation) (November 2004-December 2009); Director of P.R. Pharmaceuticals (October 1999-October 2003); Director of Rocky Mountain Elk Foundation (non-profit organization) (February 1998-February 2003 and February 2005-February 2007); Chairman and Director (until October 1996) and President and Chief Executive Officer (until October 1995) of the Sub-Adviser; President, Chief Executive Officer and Director of the following: Oppenheimer Acquisition Corp. (“OAC”) (parent holding company of the Sub- Adviser), Shareholders Services, Inc. and Shareholder Financial Services, Inc.

64      OPPENHEIMER SENIOR FLOATING RATE FUND

Jon S. Fossel, Continued	(until October 1995). Oversees 45 portfolios in the OppenheimerFunds complex. Mr. Fossel has served on the Boards of certain Oppenheimer funds since 1990, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Richard F. Grabish, Trustee (since 2008) Year of Birth: 1948	Formerly Senior Vice President and Assistant Director of Sales and Marketing (March 1997-December 2007), Director (March 1987-December 2007) and Manager of Private Client Services (June 1985-June 2005) of A.G. Edwards & Sons, Inc. (broker/dealer and investment firm); Chairman and Chief Executive Officer of A.G. Edwards Trust Company, FSB (March 2001-December 2007); President and Vice Chairman of A.G. Edwards Trust Company, FSB (investment adviser) (April 1987-March 2001); President of A.G. Edwards Trust Company, FSB (investment adviser) (June 2005-December 2007). Oversees 45 portfolios in the OppenheimerFunds complex. Mr. Grabish has served on the Boards of certain Oppenheimer funds since 2001, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Beverly L. Hamilton, Trustee (since 2005) Year of Birth: 1946	Trustee of Monterey Institute for International Studies (educational organization) (2000-2014); Board Member of Middlebury College (educational organization) (December 2005-June 2011); Director (1991-2016), Vice Chairman of the Board (2006-2009) and Chairman of the Board (2010-2013) of American Funds’ Emerging Markets Growth Fund, Inc. (mutual fund); Director of The California Endowment (philanthropic organization) (April 2002-April 2008); Director (February 2002-2005) and Chairman of Trustees (2006-2007) of the Community Hospital of Monterey Peninsula; President of ARCO Investment Management Company (February 1991-April 2000); Member of the investment committees of The Rockefeller Foundation (2001-2006) and The University of Michigan (since 2000); Advisor at Credit Suisse First Boston’s Sprout venture capital unit (venture capital fund) (1994-January 2005); Trustee of MassMutual Institutional Funds (investment company) (1996-June 2004); Trustee of MML Series Investment Fund (investment company) (April 1989-June 2004); Member of the investment committee of Hartford Hospital (2000-2003); and Advisor to Unilever (Holland) pension fund (2000-2003). Oversees 45 portfolios in the OppenheimerFunds complex. Ms. Hamilton has served on the Boards of certain Oppenheimer funds since 2002, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Victoria J. Herget, Trustee (since 2012) Year of Birth:1951	Board Chair (2008-2015) and Director (2004-Present), United Educators (insurance company); Trustee (since 2000) and Chair (since 2010), Newberry Library (independent research library); Trustee, Mather LifeWays (senior living organization) (since 2001); Independent Director of the First American Funds (mutual fund family) (2003-2011); former Managing Director (1993-2001), Principal (1985- 1993), Vice President (1978-1985) and Assistant Vice President (1973-1978) of Zurich Scudder Investments (investment adviser) (and its predecessor firms); Trustee (1992-2007), Chair of the Board of Trustees (1999-2007), Investment Committee Chair (1994-1999) and Investment Committee member (2007-2010) of Wellesley College; Trustee, BoardSource (non-profit organization) (2006-2009) and Chicago City Day School (K-8 School) (1994-2005). Oversees 45 portfolios in the OppenheimerFunds complex. Ms. Herget has served on the Boards of certain Oppenheimer funds since 2012, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

65      OPPENHEIMER SENIOR FLOATING RATE FUND

TRUSTEES AND OFFICERS Unaudited / Continued

F. William Marshall, Jr., Trustee (since 2000) Year of Birth: 1942	Trustee Emeritus of Worcester Polytech Institute (WPI) (private university) (since 2009); Trustee of MassMutual Select Funds (formerly MassMutual Institutional Funds) (investment company) (1996-2015), MML Series Investment Fund (investment company) (1996-2015) and Mass Mutual Premier Funds (investment company) (January 2012-December 2015); President and Treasurer of the SIS Charitable Fund (private charitable fund) (January 1999-March 2011); Former Trustee of WPI (1985-2008); Former Chairman of the Board (2004-2006) and Former Chairman of the Investment Committee of WPI (1994-2008); Chairman of SIS Family Bank, F.S.B. (formerly SIS Bank) (commercial bank) (January 1999- July 1999); Executive Vice President of Peoples Heritage Financial Group, Inc. (commercial bank) (January 1999-July 1999); and Former President and Chief Executive Officer of SIS Bancorp. (1993-1999). Oversees 45 portfolios in the OppenheimerFunds complex. Mr. Marshall has served on the Boards of certain Oppenheimer funds since 2000, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Karen L. Stuckey, Trustee (since 2012) Year of Birth: 1953	Member (since May 2015) of Desert Mountain Community Foundation Advisory Board (non-profit organization); Partner (1990-2012) of PricewaterhouseCoopers LLP (professional services firm) (held various positions 1975-1990); Trustee (1992-2006); member of Executive, Nominating and Audit Committees and Chair of Finance Committee (1992-2006), and Emeritus Trustee (since 2006) of Lehigh University; and member, Women’s Investment Management Forum (professional organization) since inception. Oversees 45 portfolios in the OppenheimerFunds complex. Ms. Stuckey has served on the Boards of certain Oppenheimer funds since 2012, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

James D. Vaughn, Trustee (since 2012) Year of Birth:1945	Retired; former managing partner (1994-2001) of Denver office of Deloitte & Touche LLP, (held various positions 1969-1993); Trustee and Chairman of the Audit Committee of Schroder Funds (2003-2012); Board member and Chairman of Audit Committee of AMG National Trust Bank (since 2005); Trustee and Investment Committee member, University of South Dakota Foundation (since 1996); Board member, Audit Committee Member and past Board Chair, Junior Achievement (since 1993); former Board member, Mile High United Way, Boys and Girls Clubs, Boy Scouts, Colorado Business Committee for the Arts, Economic Club of Colorado and Metro Denver Network. Oversees 45 portfolios in the OppenheimerFunds complex. Mr. Vaughn has served on the Boards of certain Oppenheimer funds since 2012, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

INTERESTED TRUSTEE AND OFFICER	Mr. Steinmetz is an “Interested Trustee” because he is affiliated with the Manager and the Sub-Adviser by virtue of his positions as Chairman of the Sub-Adviser and officer and director of the Manager. Both as a Trustee and as an officer, Mr. Steinmetz serves for an indefinite term, or until his resignation, retirement, death or removal. Mr. Steinmetz’s address is 225 Liberty Street, New York, New York 10281-1008.

Arthur P. Steinmetz, Trustee (since 2015), President and Principal Executive Officer (since 2014) Year of Birth: 1958	Chairman of the Sub-Adviser (since January 2015); CEO and Chairman of the Manager (since July 2014), President of the Manager (since May 2013), a Director of the Manager (since January 2013), Director of the Sub-Adviser (since July 2014), President, Management Director and CEO of Oppenheimer Acquisition Corp. (the Sub-Adviser’s parent holding company) (since July 2014), and President and Director of OFI SteelPath, Inc. (since January 2013). Chief Investment Officer of the

66      OPPENHEIMER SENIOR FLOATING RATE FUND

Arthur P. Steinmetz, Continued	OppenheimerFunds advisory entities from (January 2013-December 2013); Executive Vice President of the Manager (January 2013-May 2013); Chief Investment Officer of the Sub-Adviser (October 2010-December 2012); Chief Investment Officer, Fixed-Income, of the Sub-Adviser (April 2009-October 2010); Executive Vice President of the Sub-Adviser (October 2009-December 2012); Director of Fixed Income of the Sub-Adviser (January 2009-April 2009); and a Senior Vice President of the Sub-Adviser (March 1993-September 2009). An officer of 101 portfolios in the OppenheimerFunds complex.

OTHER OFFICERS OF THE FUND	The addresses of the Officers in the chart below are as follows: for Mss. Lo Bessette, Foxson and Picciotto, 225 Liberty Street, New York, New York 10281-1008, for Messrs. Welsh, Lukkes and Petersen, 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Officer serves for an indefinite term or until his or her resignation, retirement, death or removal.

Joseph Welsh, Vice President (since 1999) Year of Birth: 1964	Head of High Yield Corporate Debt Team (since April 2009), Senior Vice President of the Sub-Adviser (since May 2009). Vice President of the Sub-Adviser (December 2000-April 2009). Mr. Welsh is a portfolio manager and officer of other portfolios in the OppenheimerFunds complex.

David Lukkes, Vice President (since 2015) Year of Birth: 1971	Senior Portfolio Manager of the Sub-Adviser (Since January 2015). Vice President of the Sub-Adviser (Since 2013) Senior Research Analyst of the Sub-Advisor (from September 2008 to January 2015). Assistant Vice President of the Sub-Adviser (from January 2012 to May 2013). Mr.Lukkes is a portfolio manager and officer of other portfolios in the OppenheimerFunds complex.

Cynthia Lo Bessette, Secretary and Chief Legal Officer (since 2016) Year of Birth: 1969	Executive Vice President, General Counsel and Secretary of the Manager (since February 2016); Senior Vice President and Deputy General Counsel of the Manager (March 2015-February 2016); Chief Legal Officer of the Sub-Adviser and the Distributor (since February 2016); Vice President, General Counsel and Secretary of Oppenheimer Acquisition Corp. (since February 2016); General Counsel of OFI SteelPath, Inc., VTL Associates, LLC and Index Management Solutions, LLC (since February 2016); Chief Legal Officer of OFI Global Institutional, Inc., HarbourView Asset Management Corporation, OFI Global Trust Company, Oppenheimer Real Asset Management, Inc., OFI Private Investments Inc., Shareholder Services, Inc. and Trinity Investment Management Corporation (since February 2016); Corporate Counsel (February 2012-March 2015) and Deputy Chief Legal Officer (April 2013-March 2015) of Jennison Associates LLC; Assistant General Counsel (April 2008-September 2009) and Deputy General Counsel (October 2009-February 2012) of Lord Abbett & Co. LLC. An officer of 101 portfolios in the OppenheimerFunds complex.

Jennifer Foxson, Vice President and Chief Business Officer (since 2014) Year of Birth: 1969	Senior Vice President of OppenheimerFunds Distributor, Inc. (since June 2014); Vice President of OppenheimerFunds Distributor, Inc. (April 2006-June 2014); Vice President of the Sub-Adviser (January 1998-March 2006); Assistant Vice President of the Sub-Adviser (October 1991-December 1998). An officer of 101 portfolios in the OppenheimerFunds complex.

67      OPPENHEIMER SENIOR FLOATING RATE FUND

TRUSTEES AND OFFICERS Unaudited / Continued

Mary Ann Picciotto, Chief Compliance Officer and Chief Anti-Money Laundering Officer (since 2014) Year of Birth: 1973	Senior Vice President and Chief Compliance Officer of the Manager (since March 2014); Chief Compliance Officer of the Sub-Adviser, OFI SteelPath, Inc., OFI Global Trust Company, OFI Global Institutional, Inc., Oppenheimer Real Asset Management, Inc., OFI Private Investments, Inc., Harborview Asset Management Corporation, Trinity Investment Management Corporation, and Shareholder Services, Inc. (since March 2014); Managing Director of Morgan Stanley Investment Management Inc. and certain of its various affiliated entities; Chief Compliance Officer of various Morgan Stanley Funds (May 2010-January 2014); Chief Compliance Officer of Morgan Stanley Investment Management Inc. (April 2007-January 2014). An officer of 101 portfolios in the OppenheimerFunds complex.

Brian S. Petersen, Treasurer and Principal Financial & Accounting Officer (since 2016) Year of Birth: 1970	Senior Vice President of the Manager (since January 2017); Vice President of the Manager (January 2013-January 2017); Vice President of the Sub-Adviser (February 2007-December 2012); Assistant Vice President of the Sub-Adviser (August 2002- 2007). An officer of 101 portfolios in the OppenheimerFunds complex.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and Officers and is available without charge upon request by calling 1.800.CALL OPP (225.5677).

68      OPPENHEIMER SENIOR FLOATING RATE FUND

OPPENHEIMER SENIOR FLOATING RATE FUND

Manager	OFI Global Asset Management, Inc.

Sub-Adviser	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and Shareholder	OFI Global Asset Management, Inc.
Servicing Agent

Sub-Transfer Agent	Shareholder Services, Inc.
DBA OppenheimerFunds Services

Independent Registered	KPMG LLP
Public Accounting Firm

Legal Counsel	Ropes & Gray LLP

© 2017 OppenheimerFunds, Inc. All Rights reserved.

69      OPPENHEIMER SENIOR FLOATING RATE FUND

PRIVACY POLICY NOTICE

As an Oppenheimer fund shareholder, you are entitled to know how we protect your personal information and how we limit its disclosure.

Information Sources

We obtain nonpublic personal information about our shareholders from the following sources:

●	Applications or other forms
●	When you create a user ID and password for online account access
●	When you enroll in eDocs Direct,SM our electronic document delivery service
●	Your transactions with us, our affiliates or others
●	Technologies on our website, including: “cookies” and web beacons, which are used to collect data on the pages you visit and the features you use.

If you visit oppenheimerfunds.com and do not log on to the secure account information areas, we do not obtain any personal information about you. When you do log on to a secure area, we do obtain your user ID and password to identify you. We also use this information to provide you with products and services you have requested, to inform you about products and services that you may be interested in and assist you in other ways.

We do not collect personal information through our website unless you willingly provide it to us, either directly by email or in those areas of the website that request information. In order to update your personal information (including your mailing address, email address and phone number) you must first log on and visit your user profile.

If you have set your browser to warn you before accepting cookies, you will receive the warning message with each cookie. You can refuse cookies by turning them off in your browser. However, doing so may limit your access to certain sections of our website.

We use cookies to help us improve and manage our website. For example, cookies help us recognize new versus repeat visitors to the site, track the pages visited, and enable some special features on the website. This data helps us provide a better service for our website visitors.

Protection of Information

We do not disclose any non-public personal information (such as names on a customer list) about current or former customers to anyone, except as permitted by law.

Disclosure of Information

Copies of confirmations, account statements and other documents reporting activity in your fund accounts are made available to your financial advisor (as designated by you). We may also use details about you and your investments to help us, our financial service affiliates, or firms that jointly market their financial products and services with ours, to better serve your investment needs or suggest educational material that may be of interest to you. If this requires us to provide you with an opportunity to “opt in” or “opt out” of such information sharing with a firm not affiliated with us, you will receive notification on how to do so, before any such sharing takes place.

Right of Refusal

We will not disclose your personal information to unaffiliated third parties (except as permitted by law), unless we first offer you a reasonable opportunity to refuse or “opt out” of such disclosure.

70      OPPENHEIMER SENIOR FLOATING RATE FUND

Internet Security and Encryption

In general, the email services provided by our website are encrypted and provide a secure and private means of communication with us. To protect your own privacy, confidential and/or personal information should only be communicated via email when you are advised that you are using a secure website. As a security measure, we do not include personal or account information in non-secure emails, and we advise you not to send such information to us in non-secure emails. Instead, you may take advantage of the secure features of our website to encrypt your email correspondence. To do this, you will need to use a browser that supports Secure Sockets Layer (SSL) protocol.

●	All transactions, including redemptions, exchanges and purchases, are secured by SSL and 256-bit encryption. SSL is used to establish a secure connection between your PC and OppenheimerFunds’ server. It transmits information in an encrypted and scrambled format.
●	Encryption is achieved through an electronic scrambling technology that uses a “key” to code and then decode the data. Encryption acts like the cable converter box you may have on your television set. It scrambles data with a secret code so that no one can make sense of it while it is being transmitted. When the data reaches its destination, the same software unscrambles the data.
●	You can exit the secure area by either closing your browser, or for added security, you can use the Log Out button before you close your browser.

Other Security Measures

We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer you products or provide services, for example, when responding to your account questions.

How You Can Help

You can also do your part to keep your account information private and to prevent unauthorized transactions. If you obtain a user ID and password for your account, safeguard that information. Also, take special precautions when accessing your account on a computer used by others.

Who We Are

This joint notice describes the privacy policies of the Oppenheimer funds, OppenheimerFunds, Inc., each of its investment adviser subsidiaries, OppenheimerFunds Distributor, Inc. and OFI Global Trust Co. It applies to all Oppenheimer fund accounts you presently have, or may open in the future, using your Social Security number—whether or not you remain a shareholder of our funds. This notice was last updated November 2016. In the event it is updated or changed, we will post an updated notice on our website at oppenheimerfunds.com. If you have any questions about this privacy policy, write to us at P.O. Box 5270, Denver, CO 80217-5270, email us by clicking on the Contact Us section of our website at oppenheimerfunds.com or call us at 1.800.CALL OPP (225.5677).

71      OPPENHEIMER SENIOR FLOATING RATE FUND

Visit us at oppenheimerfunds.com for 24-hr access to

account information and transactions or call us at 800.CALL

OPP (800.225.5677) for 24-hr automated information and

automated transactions. Representatives also available

Mon–Fri 8am-8pm ET.

Visit Us oppenheimerfunds.com

Call Us 800 225 5677

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Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc.

225 Liberty Street, New York, NY 10281-1008

© 2017 OppenheimerFunds Distributor, Inc. All rights reserved.

RA0291.001.0717 September 26, 2017

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions.

Item 3. Audit Committee Financial Expert.

The Board of Trustees of the registrant has determined that Karen L. Stuckey, the Chairwoman of the Board’s Audit Committee, is the audit committee financial expert and that Ms. Stuckey is “independent” for purposes of this Item 3.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

The principal accountant for the audit of the registrant’s annual financial statements billed $74,300 in fiscal 2017 and $83,300 in fiscal 2016.

(b)	Audit-Related Fees

The principal accountant for the audit of the registrant’s annual financial statements billed $12,000 in fiscal 2017 and $1,465 in fiscal 2016.

The principal accountant for the audit of the registrant’s annual financial statements billed $320,775 in fiscal 2017 and $736,335 in fiscal 2016 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such services include: Internal control reviews, GIPS attestation procedures, additional audit services, and custody exams.

(c)	Tax Fees

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2017 and no such fees in fiscal 2016.

The principal accountant for the audit of the registrant’s annual financial statements billed $710,577 in fiscal 2017 and $298,261 in fiscal 2016 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such services include: tax compliance, tax planning and tax advice. Tax compliance generally involves preparation of original and amended tax returns, claims for a refund and tax payment-planning services. Tax planning and tax advice includes assistance with tax audits and appeals, tax advice related to mergers and acquisitions and requests for rulings or technical advice from taxing authorities.

(d)	All Other Fees

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2017 and no such fees in fiscal 2016.

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2017 and no such fees in fiscal 2016 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such fees would include the cost to the principal accountant of attending audit committee meetings and consultations regarding the registrant’s retirement plan with respect to its Trustees.

(e)	(1) During its regularly scheduled periodic meetings, the registrant’s audit committee will pre-approve all audit, audit-related, tax and other services to be provided by the principal accountants of the registrant.

The audit committee has delegated pre-approval authority to its Chairman for any subsequent new engagements that arise between regularly scheduled meeting dates provided that any fees such pre-approved are presented to the audit committee at its next regularly scheduled meeting.

Under applicable laws, pre-approval of non-audit services may be waived provided that: 1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of fees paid by the registrant to its principal accountant during the fiscal year in which services are provided 2) such services were not recognized by the registrant at the time of engagement as non-audit services and 3) such services are promptly brought to the attention of the audit committee of the registrant and approved prior to the completion of the audit.

(2) 0%

(f)	Not applicable as less than 50%.

(g)	The principal accountant for the audit of the registrant’s annual financial statements billed $1,043,352 in fiscal 2017 and $1,036,061 in fiscal 2016 to the registrant and the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant related to non-audit fees. Those billings did not include any prohibited non-audit services as defined by the Securities Exchange Act of 1934.

(h)	The registrant’s audit committee of the board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence. No such services were rendered.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Schedule of Investments.

a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The Fund’s Governance Committee Provisions with Respect to Nominations of Directors/Trustees to the Respective Boards

None

Item 11. Controls and Procedures.

Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 7/31/2017, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

There have been no changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Exhibit attached hereto.

(2) Exhibits attached hereto.

(3) Not applicable.

(b)	Exhibit attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Senior Floating Rate Fund

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	9/12/2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	9/12/2017

By:	/s/ Brian S. Petersen
Brian S. Petersen
Principal Financial Officer
Date:	9/12/2017